                                                                   Exhibit 10.91
                                                                 Excecution Copy

================================================================================




             AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT

                        ---------------------------------

                          Dated as of December 1, 2001

                        ---------------------------------


                             NC CAPITAL CORPORATION
                                   as Borrower

                                       and

                MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC.
                                    as Lender




================================================================================

                                TABLE OF CONTENTS
                                    ARTICLE I

                       Definitions and Accounting Matters.

Section 1.1   Certain Defined Terms..........................................  1
-----------   ---------------------
Section 1.2   Section 1.2 Accounting Terms and Determinations................ 12
-----------   -----------------------------------------------

                                   ARTICLE II

                          Loans, Note, and Prepayments

Section 2.1   Loans.......................................................... 12
-----------   -----
Section 2.2   Notes.......................................................... 12
-----------   -----
Section 2.3   Procedure for Borrowing........................................ 12
-----------   -----------------------
Section 2.4   Limitation on Types of Loans Illegality........................ 13
-----------   ---------------------------------------
Section 2.5   Repayment of Loans; Interest................................... 14
-----------   ----------------------------
Section 2.6   Mandatory prepayments or Pledge................................ 15
-----------   -------------------------------
Section 2.7   Extension of Termination Date.................................. 15
-----------   -----------------------------

                                  ARTICLE III

                          Payments; Computations; Etc.

Section 3.1   Payments....................................................... 15
-----------   --------
Section 3.2   Computations................................................... 15
-----------   ------------
Section 3.3   Requirements of Law............................................ 15
-----------   -------------------
Section 3.4   Facility Fee................................................... 17
-----------   ------------

                                   ARTICLE IV

                              Collateral Security.

Section 4.1   Collateral; Security Interest.................................. 17
-----------   -----------------------------
Section 4.2   Further Documentation.......................................... 18
-----------   ---------------------
Section 4.3   Changes in Locations, Name. etc................................ 18
-----------   -------------------------------
Section 4.4   Lender's Appointment as Attorney-in-Fact....................... 18
-----------   ----------------------------------------
Section 4.5   Performance by Lender of Borrower's Obligations................ 20
-----------   ----------------------------------------------
Section 4.6   Proceeds....................................................... 20
-----------   --------
Section 4.7   Remedies....................................................... 20
-----------   --------
Section 4.8   Limitation on Duties Regarding Preservation of Collateral...... 21
-----------   ---------------------------------------------------------
Section 4.9   Powers Coupled with an Interest................................ 22
-----------   -------------------------------
Section 4.10  Release of Security Interest................................... 22
------------  ----------------------------

                                   ARTICLE V

                             Conditions Precedent.

Section 5.1   Initial Loan................................................... 22
-----------   ------------
Section 5.2   Initial and Subsequent Loans................................... 23
-----------   ----------------------------

                                   ARTICLE VI

                        Representations and Warranties.

Section 6.1   Existence...................................................... 25
-----------   ---------
Section 6.2   Financial Condition............................................ 26
-----------   -------------------
Section 6.3   Litigation..................................................... 26
-----------   ----------
Section 6.4   No Breach...................................................... 26
-----------   ---------
Section 6.5   Action......................................................... 27
-----------   ------
Section 6.6   Approvals...................................................... 27
-----------   ---------
Section 6.7   Margin Regulations............................................. 27
-----------   ------------------
Section 6.8   Taxes.......................................................... 27
-----------   -----
Section 6.9   Investment Company Act......................................... 27
-----------   ----------------------
Section 6.10  Collateral; Collateral Security................................ 27
------------  -------------------------------
Section 6.11  Chief Executive Office/Jurisdiction of Organization............ 28
------------  ---------------------------------------------------
Section 6.12  Location of Books and Records.................................. 28
------------  -----------------------------
Section 6.13  True and Complete Disclosure................................... 28
------------  ----------------------------
Section 6.14  ERISA.......................................................... 29
------------  -----
Section 6.15  Subsidiaries................................................... 29
------------  ------------

                                  ARTICLE VII

                           Covenants of the Borrower.

Section 7.1   Financial Statements........................................... 29
-----------   --------------------
Section 7.2   Litigation..................................................... 31
-----------   ----------
Section 7.3   Existence, etc................................................. 32
-----------   --------------
Section 7.4   Prohibition of Fundamental Changes............................. 32
-----------   ----------------------------------
Section 7.5   Borrowing Base Deficiency...................................... 33
-----------   -------------------------
Section 7.6   Notices........................................................ 33
-----------   -------
Section 7.7   Reports........................................................ 33
-----------   -------
Section 7.8   Underwriting Guidelines........................................ 33
-----------   -----------------------
Section 7.9   Transactions with Affiliates................................... 34
-----------   ----------------------------
Section 7.10  Limitation on Liens............................................ 34
------------  -------------------
Section 7.11  Limitation on Guarantees....................................... 34
------------  ------------------------
Section 7.12  Limitation on Distributions.................................... 34
------------  ---------------------------
Section 7.13  Servicer; Servicing Tape....................................... 34
------------  ------------------------
Section 7.14  Required Filings............................................... 35
------------  ----------------

Section 7.15   No Adverse Selection...........................................  35
------------   --------------------
Section 7.16   Remittance of Prepayments......................................  35
------------   -------------------------

                                  ARTICLE VIII

                               Events of Default.

Section 8.1    Events of Default..............................................  35
-----------    -----------------

                                   ARTICLE IX

                              Remedies Upon Default

Section 9.1    Remedies.......................................................  37
-----------    --------

                                    ARTICLE X

                               No Duty of Lender.

Section 10.1   No Duty........................................................  38
------------   -------

                                   ARTICLE XI

                                  Miscellaneous

Section 11.1   Waiver.........................................................  38
------------   ------
Section 11.2   Notices........................................................  38
------------   -------
Section 11.3   Indemnification and Expenses...................................  39
------------   ----------------------------
Section 11.4   Amendments.....................................................  40
------------   ----------
Section 11.5   Successors and Assigns.........................................  40
------------   ----------------------
Section 11.6   Survival.......................................................  40
------------   --------
Section 11.7   Captions.......................................................  40
------------   --------
Section 11.8   Counterparts...................................................  40
------------   ------------
Section 11.9   Loan Agreement Constitutes Security Agreement: Governing Law...  40
------------   ------------------------------------------------------------
Section 11.10  Submission To Jurisdiction: Waivers............................  41
-------------  -----------------------------------
Section 11.11  WAIVER OF JURY TRIAL...........................................  41
-------------  --------------------
Section 11.12  Acknowledgments................................................  41
-------------  ---------------
Section 11.13  Hypothecation or Pledge of Loans...............................  42
-------------  --------------------------------
Section 11.14  Servicing......................................................  42
-------------  ---------
Section 11.15  Due Diligence Review...........................................  43
-------------  --------------------
Section 11.16  Set-Off........................................................  44
-------------  -------
Section 11.17  Intent.........................................................  44
-------------  ------

SCHEDULES
---------

         SCHEDULE 1    Representations and Warranties re: Mortgage Loans
         SCHEDULE 2    Filing Jurisdictions and Offices
         SCHEDULE 3    Subsidiaries

EXHIBITS
--------

         EXHIBIT A     Form of Promissory Note
         EXHIBIT B     Form of Custodial Agreement
         EXHIBIT C-1   Form of Opinion of Counsel to Borrower
         EXHIBIT C-2   Form of Opinion of Counsel to Guarantor
         EXHIBIT D     Form of Request for Borrowing
         EXHIBIT E-1   Form of Borrower's Release Letter
         EXHIBIT E-2   Form of Warehouse Lender's Release Letter
         EXHIBIT F     Underwriting Guidelines
         EXHIBIT G     Form of Servicer Notice

             AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT

         AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT, dated as of December 1, 2001, between NC CAPITAL CORPORATION, a California corporation (the "Borrower"), and MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC., a New York
 -------
corporation (the "Lender").
                  ------

                                    RECITALS

         The Borrower and the Lender are party to that certain Master Loan and Security Agreement, dated as of December 1, 2001, as supplemented by Amendment No. 1 thereto, dated as of April 2, 2001, Amendment No. 3 thereto, dated as of June 12, 2001, Amendment No. 5 thereto, dated as of September 18, 2001 and Amendment No. 6 thereto, dated as of October 29, 2001 (as so amended, the "Existing Master Loan and Security Agreement").
 -------------------------------------------

         Pursuant to the terms of such Existing Master Loan and Security Agreement, the Borrower has requested and the Lender has agreed, from time to time, to make revolving credit loans to the Borrower to finance certain residential mortgage loans owned by the Borrower.

         The Borrower has requested that the Lender continue, from time to time, to make revolving credit loans to the Borrower to finance certain residential mortgage loans owned by the Borrower.

         The parties hereto now desire to amend and restate the Existing Master Loan and Security Agreement in its entirety in the form of this Loan Agreement and to provide for an extension of the Termination Date as provided in Section
2.7 of the Existing Master Loan and Security Agreement.

         In consideration of the mutual covenants and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

                                   ARTICLE I

                       Definitions and Accounting Matters.

         Section 1.1 Certain Defined Terms. As used herein, the following terms
                     ---------------------
shall have the following meanings (all terms defined in this Section 1.1 or in other provisions of this Loan Agreement in the singular to have the same meanings when used in the plural and vice versa):

         "Affiliate" shall mean with respect to any Person, any "affiliate" of
          ---------
such Person, as such term is defined in the Bankruptcy Code.

         "Applicable Collateral Percentage" shall mean, except as may be reduced
          --------------------------------
pursuant to Section 11.16 hereof, for any date of determination and each type of Eligible Mortgage Loan, the applicable percentage specified below:

                    Unseasoned Mortgage Loan                   98.5%

           Second Lien Mortgage Loan                                       98.5%
           30+ Delinquent Mortgage Loan                                      85%
           60+ Delinquent Mortgage Loan                                      75%
           Defaulted Mortgage Loan                 the applicable BPO Percentage
           Discretionary Mortgage Loan       the applicable percentage specified
                                              by the Lender one (1) Business Day
                                               prior the applicable Funding Date

provided, however, if a Minimum Credit Trigger Event or a Tangible Net Worth Trigger Event shall have occurred, the Applicable Collateral Percentage with respect to all Unseasoned Mortgage Loans and all Second Lien Mortgage Loans shall be reduced to 98%; provided, further, if more than one of the aforementioned categories shall apply to an Eligible Mortgage Loan, the lower percentage shall be applicable.

     "Applicable Loan Rate" shall mean the Eurodollar Loan Rate in effect from
      --------------------
time to time, unless an event set forth in Section 2.4 shall occur, in which case the Applicable Loan Rate from and after the date of such event shall mean the Federal Loan Rate.

     "Applicable Margin" shall mean, except as may be increased pursuant to
      -----------------
Section 11.16 hereof, the sum of the weighted average of the applicable rates per annum for each type of Eligible Mortgage Loan for each day that Loans shall be secured by such Eligible Mortgage Loans. For each type of Eligible Mortgage Loan, the applicable rate shall be equal to the product of (a) a fraction equal to (1) the Collateral Value of all Eligible Mortgage Loans of such type, divided by (2) the Collateral Value of all Eligible Mortgage Loans, and (b) the applicable percentage specified below; provided, however, if more than one of the following categories shall apply to an Eligible Mortgage Loan, the higher percentage shall be applicable:

           Unseasoned Mortgage Loan                1.00%
           Second Lien Mortgage Loan               1.00%
           30+ Delinquent Mortgage Loan            1.20%
           60+ Delinquent Mortgage Loan            1.20%
           Defaulted Mortgage Loan                 1.45%
           Discretionary Mortgage Loan             the percentage specified by
                                                   the Lender one (1) Business
                                                   Day prior to the applicable
                                                   Funding Date

     "Bankruptcy Code" shall mean the United States Bankruptcy Code, 11
      ---------------
U.S.C. (s) 10 1 et. seq., as amended from time to time.

     "Board Report" shall mean the documentation delivered to the Board of
      ------------
Directors of the Guarantor pursuant to Section 7.1(b), which shall include, but is not limited to (i) financial overview, (ii) consolidated financial statements and (iii) any additional financial information included in such report from time to time.

     "Borrower" shall have the meaning provided in the heading hereof.
      --------

     "Borrowing Base" shall mean the aggregate Collateral Value of all Eligible
      --------------
Mortgage Loans.

     "Borrowing Base Deficiency" shall have the meaning provided in Section 2.6
      -------------------------
hereof.

     "BPO Percentage" shall mean (i) with respect to any Defaulted Mortgage Loan
      --------------
for which a Broker Price Opinion has not been obtained, 50% and (ii) with respect to any Defaulted Mortgage Loan for which a Broker Price Opinion has been obtained, 65%.

     "Broker Price Opinion" shall mean, with respect to a Mortgage Loan or an
      --------------------
REO Property, a broker's price opinion prepared by a duly licensed real estate broker who has no interest, direct or indirect, in the Mortgage Loan or REO Property or in the Borrower or any Affiliate of the Borrower and whose compensation is not affected by the results of the broker's price opinion, and which valuation (i) indicates the expected proceeds for a sale of the related Mortgaged Property or REO Property and, (ii) with respect to any condominium development or planned unit development that was not Federal National Mortgage Association or Federal Home Loan Mortgage Corporation approved, the amount, if any, by which the valuation was decreased as a result of such lack of approval, and (iii) includes certain assumptions, including those as to the condition of the exterior and interior of the applicable Mortgaged Property or REO property and carrying costs and expenses during marketing time.

     "Business Day" shall mean any day other than (i) a Saturday or Sunday or
      ------------
(ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York or the Custodian is authorized or obligated by law or executive order to be closed.

     "Capital Lease Obligations" shall mean, for any Person, all obligations of
      -------------------------
such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Loan Agreement. the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

     "Capital Stock" shall mean any and all shares, interests, participations or
      -------------
other equivalents (however designated) of capital stock of a corporation, any and all similar ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time
      ----
to time.

     "Collateral" shall have the meaning provided in Section 4.1(b) hereof.
      ----------

     "Collateral Value" shall mean, with respect to each Eligible Mortgage Loan,
      ----------------
the lesser of (a) the product of (i) the Market Value of such Eligible Mortgage Loan, and (ii) the Applicable Collateral Percentage for such Eligible Mortgage Loan, and (b) 101% of the unpaid principal balance of such Eligible Mortgage Loan; provided, however, if a Minimum Credit Trigger Event or a Tangible Net Worth Trigger Event shall have occurred, the Collateral Value with respect to each Eligible Mortgage Loan shall the lesser of (a) the product of (1) the Market Value of such Eligible Mortgage Loan, and (ii) the Applicable Collateral Percentage for such Eligible

Mortgage Loan, and (b) 100% of the unpaid principal balance of such Eligible Mortgage Loan; provided, further, that the Collateral Value shall be deemed to be zero with respect to each Mortgage Loan (1) in respect of which there is a breach of representation and warranty set forth on Schedule 1 (assuming each representation and warranty is made as of the date the Collateral Value thereof is determined), (2) which ceases to be an Eligible Mortgage Loan for any reason or (3) for which any Mortgage Loan Documents have been released from the possession of the Custodian under the Custodial Agreement for a period in excess of 15 days.

     "Collection Account" shall mean one or more accounts established by the
      ------------------
Servicer subject to a security interest in favor of the Lender, into which all Collections shall be deposited by the Servicer.

     "Collections" shall mean, collectively, all collections and proceeds on, or
      -----------
in respect of the Mortgage Loans, excluding collections required to be paid to the Servicer or a mortgagor on the Mortgage Loans.

     "Custodial Agreement" shall mean the Amended and Restated Custodial
      -------------------
Agreement, dated as of the date hereof, among the Borrower, the Custodian and the Lender, substantially in the form of Exhibit B hereto, as the same shall be modified and supplemented and in effect from time to time.

     "Custodian" shall mean U.S. Bank Trust National Association, as custodian
      ---------
under the Custodial Agreement, and its successors and permitted assigns thereunder.

     "Default" shall mean an Event of Default or an event that with notice or
      -------
lapse of time or both would become an Event of Default.

     "Defaulted Mortgage Loan" shall mean, as of any date of determination, an
      -----------------------
Eligible Mortgage Loan which is 90 days or more Delinquent and/or is subject to a foreclosure proceeding.

     "Delinquent" shall mean that a Monthly Payment (as defined in Part III of
      ----------
Schedule 1 hereto) has not been made by the close of business on the related Due Date (as defined in Part III of Schedule 1 hereto).

     "Discretionary Mortgage Loan" shall mean either a Seasoned Mortgaged Loan
      ---------------------------
or any other Mortgage Loan which does not specifically meet the parameters of an Eligible Mortgage Loan as described herein.

     "Dollars" and "$" shall mean lawful money of the United States of America.
      -------       -

     "Due Diligence Review" shall mean the performance by the Lender of any or
      --------------------
all of the reviews permitted under Section 11.15 hereof with respect to any or all of the Mortgage Loans, as desired by the Lender from time to time.

     "Effective Date" shall mean the date upon which the conditions precedent
      --------------
set forth in Section 5.1 shall have been satisfied.

     "Eligible Mortgage Loan" shall mean a Mortgage Loan originated by the
      ----------------------
Borrower or any Affiliate of the Borrower, secured by a first or second mortgage Lien on a one-to-four family residential property, as to which the representations, and warranties in Section 6.10 and Part I and Part II of
Schedule 1 hereof are correct; provided, however, that, in no event shall any Eligible Mortgage Loan be a security for purposes of any securities or blue-sky laws; and provided, further, that the following Mortgage Loans shall not be an Eligible Mortgage Loan: (1) a Mortgage Loan for which the related obligor is subject to a voluntary or involuntary bankruptcy proceeding or for which the related Mortgaged Property has been acquired through foreclosure, acceptance of a deed-in-lieu of foreclosure or otherwise in accordance with applicable law in connection with the default of such Mortgage Loan, (2) a Defaulted Mortgage Loan for which a Broker Price Opinion can not be obtained, (3) a Mortgage Loan that is listed on the Exception Report, and (4) a Mortgage Loan which shall have been pledged to the Lender hereunder for 120 days or more. The Lender shall have sole discretion in determining whether the concentration limits provided for in Part 11 of Schedule 1 hereto have been exceeded.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time.

     "ERISA Affiliate" shall mean any corporation or trade or business that is a
      ---------------
member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which the Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Borrower is a member.

     "Equity Proceeds" shall mean with respect to the Guarantor, an amount equal
      ---------------
to the net proceeds from the issuance of any securities of the Guarantor or the net proceeds to the Guarantor from contributions to capital or otherwise by another Person.

     "Eurodollar Loan Rate" shall mean a rate per annum equal to the sum of the
      --------------------
Eurodollar Rate plus the Applicable Margin.

     "Eurodollar Rate" shall mean, with respect to each day a Loan is
      ---------------
outstanding, the rate per annum based on the rate appearing at page 5 of the Telerate Screen as one-month LIBOR on such date (and if such date is not a Business Day, the Eurodollar Rate in effect on the Business Day immediately preceding such date), and if such rate shall not be so quoted, the rate per annum at which the Lender is offered Dollar deposits at or about 10:00 A.M., New York City time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its Loans are then being conducted for delivery on such day for a period of 30 days and in an amount comparable to the amount of the Loans to be outstanding on such day.

     "Execution" shall have the meaning specified in the Custodial Agreement.
      ---------

     "Exception Report" shall mean the portion of the Mortgage Loan Schedule and
      ----------------
Exception Report detailing Exceptions in respect of each Mortgage Loan.

     "Event of Default" shall have the meaning, provided in Article VIII
      ----------------
hereof.

     "Federal Funds Rate" shall mean, for any day, the weighted average of the
      ------------------
rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Lender from three federal funds brokers of recognized standing selected by it.

     "Federal Loan Rate" shall mean a rate per annum equal to the sum of (a) the
      -----------------
Federal Funds Rate plus 1.00% and (b) the Applicable Margin.

     "Funding Date" shall mean the date on which a Loan is made hereunder.
      ------------

     "GAAP" shall mean generally accepted accounting principles as in effect
      ----
from time to time in the United States.

     "Governmental Authority" shall mean any nation or government, any state or
      ----------------------
other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over the Borrower, any of its Subsidiaries or any of its properties.

     "Guarantee" shall mean, as to any Person, any obligation of such Person
      ---------
directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided, that the term "Guarantee" shall not include (i) endorsements for collection or deposit in the ordinary course of business or (ii) obligations to make servicing advances for delinquent taxes and insurance or other obligations in respect of a Mortgaged Property, to the extent required by the Lender. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms "Guarantee" and "Guaranteed" used as verbs shall have
                  ---------       ----------
correlative meanings.

     "Guarantor" shall mean New Century Financial Corporation.
      ---------

     "Indebtedness" shall mean, for any Person: (a) obligations created, issued
      ------------
or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; (f) obligations of such Person under repurchase agreements, sale/buy-back agreements or like arrangements; (g) Indebtedness of others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; and (i) Indebtedness of general partnerships of which such Person is a general partner.

     "Initial Servicer" shall have the meaning provided in Section 11.14(a)
      ----------------
hereof.

     "Intangible Assets" shall mean the excess of the cost over book value of
      -----------------
assets acquired, patents, trademarks, copyrights, franchises and other intangible assets (excluding, in any event, the value of any residual securities and the value of any owned or purchased mortgage servicing rights).

     "Interest Rate Protection Agreement" shall mean, with respect to any or all
      ----------------------------------
of the Mortgage Loans, any short sale of US Treasury Securities, futures contract, mortgage related security, Eurodollar futures contract, options related contract, interest rate swap, cap or collar agreement or similar arrangement providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by the Borrower and an Affiliate of the Lender, and acceptable to the Lender.

     "Lender" shall have the meaning provided in the heading hereto.
      ------

     "Lien" shall mean any mortgage, lien, pledge, charge, security interest or
      ----
similar encumbrance.

     "Loan" shall have the meaning provided in Section 2.1(a) hereof.
      ----

     "Loan Agreement" shall mean this Amended and Restated Master Loan and
      --------------
Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

     "Loan Documents" shall mean, collectively, this Loan Agreement, the Note,
      --------------
the Custodial Agreement and the New Century Guaranty.

     "Market Value" shall mean, as of any date in respect of an Eligible
      ------------
Mortgage Loan, the value determined by the Lender in good faith and in its sole discretion.

     "Material Adverse Effect" shall mean a material adverse effect on (a) the
      -----------------------
Property, business, operations, financial condition or prospects of the Borrower or any of its Material Affiliates, (b) the ability of the Borrower or any of its Material Affiliates to perform its obligations under any of the Loan Documents to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lender under any of the Loan Documents, (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith or (f) the Collateral as a whole.

     "Material Affiliate" shall mean each of New Century Financial Corporation
      ------------------
and New Century Mortgage Corporation, and their respective successors and assigns.

     "Maximum Credit" shall mean $400,000,000.00, as reduced in accordance with
      --------------
Section 2.1 hereof.

     "Minimum Credit Trigger Event" shall have occurred, if at any time the
      ----------------------------
average daily balance of all the Loans is less than $150,000,000.

     "Moody's" shall mean Moody's Investors Service, Inc.
      -------

     "Mortgage" shall mean the mortgage, deed of trust or other instrument
      --------
securing a Mortgage Note, which creates a first or second Lien on the fee in real property securing the Mortgage Note.

     "Mortgage File" shall have the meaning assigned thereto in the Custodial
      -------------
Agreement.

     "Mortgage Loan" shall mean a mortgage loan which the Custodian has been
      -------------
instructed to hold for the Lender pursuant to the Custodial Agreement, and which Mortgage Loan includes, without limitation, a Mortgage Note and related Mortgage.

     "Mortgage Loan Documents" shall mean, with respect to a Mortgage Loan, the
      -----------------------
documents comprising the Mortgage File for such Mortgage Loan.

     "Mortgage Loan Schedule" shall have the meaning assigned thereto in the
      ----------------------
Custodial Agreement.

     "Mortgage Loan Schedule and Exception Report" shall mean the mortgage loan
      -------------------------------------------
schedule and exception report prepared by the Custodian pursuant to the Custodial Agreement.

     "Mortgage Loan Tape" shall mean a computer-readable file containing
      ------------------
information with respect to each Mortgage Loan, to be delivered by the Borrower to the Lender pursuant to Section 2.3(a) hereof which tape fields are identified on Annex I to the Custodial Agreement.

     "Mortgage Note" shall mean the original executed promissory note or other
      -------------
evidence of the indebtedness of a mortgagor/borrower with respect to a Mortgage Loan.

     "Mortgaged Property" shall mean the real property (including all
      ------------------
improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

     "Mortgagor" shall mean the obligor on a Mortgage Note.
      ---------

     "MS & Co." shall mean Morgan Stanley & Co. Incorporated, a registered
      --------
broker-dealer.

     "MS Indebtedness" shall mean any indebtedness of the Borrower hereunder and
      ---------------
under any other arrangement between the Borrower on the one hand and the Lender or an Affiliate of the Lender on the other hand (including, without limitation, any Loans, interest due and default interest, termination payments, hedging costs, facility fees and expenses).

     "Multiemployer Plan" shall mean a multiemployer plan defined as such in
      ------------------
Section 3(37) of ERISA to which contributions have been or are required to be made by the Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA.

     "Net Income" shall mean, for any period, the net income of the Guarantor
      ----------
for such period as determined in accordance with GAAP.

     "New Century Guaranty" shall mean the Amended and Restated Guaranty by and
      --------------------
between the Guarantor and the Lender, dated as of December 1, 2001.

     "1934 Act" shall mean the Securities and Exchange Act of 1934, as amended.
      --------

     "Note" shall have the meaning provided in Section 2.2(a) hereof.
      ----

     "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity
      ----
succeeding to any or all of its functions under ERISA.

     "Person" shall mean any individual, corporation, company, voluntary
      ------
association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

     "Plan" shall mean an employee benefit or other plan established or
      ----
maintained by the Borrower or any ERISA Affiliate and covered by Title IV of ERISA, other than a Multiemployer Plan.

     "Post-Default Rate" shall mean, in respect of any principal of any Loan or
      -----------------
any other amount under this Loan Agreement, the Note or any other Loan Document that is not paid when due to the Lender (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 4% per annum plus the Prime Rate in effect on such due date and from time to time thereafter until such amount is paid in full.

     "Prime Rate" shall mean the prime rate announced to be in effect from time
      ----------
to time, as published as the average rate in The Wall Street Journal.
                                             --- ---- ------ -------

     "Property" shall mean any right or interest in or to property of any kind
       -------
whatsoever, whether real, personal or mixed and whether tangible or intangible.

     "Regulations T, U and X" shall mean Regulations T, U and X of the Board of
      ----------------------
Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

     "Remittance Date" shall mean the 5/th/ Business Day of each month. For
      ---------------
purposes of this definition, "Business Day" shall mean any day other than (a) a Saturday or Sunday or (b) a day on which banking and savings and loan institutions in the States of Florida and California are authorized or obligated by law or executive order to be closed.

     "Responsible Officer" shall mean, as to any Person, the chief executive
      -------------------
officer or, with respect to financial matters, the chief financial officer of such Person.

     "Requirement of Law" shall mean as to any Person, the certificate of
      ------------------
incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "S&P" shall mean Standard and Poor's Ratings Services, a division of The
      ---
McGraw-Hill Companies, Inc.

     "Seasoned Mortgage Loan" shall mean, as of any date of determination, an
      ----------------------
Eligible Mortgage Loan which has been originated 121 days or more prior to the related Funding Date, but not more than 365 days prior to the related Funding Date.

     "Second Lien Mortgage Loan" shall mean an Eligible Mortgage Loan which is
      -------------------------
secured by a second Lien on the related Mortgaged Property.

     "Secured Obligations" shall have the meaning provided in Section 4.1(c)
      -------------------
hereof.

     "Servicer" shall mean the Initial Servicer or a Third Party Servicer, as
      --------
the context requires.

     "Servicer Notice" shall have the meaning provided in Section 11.14(c)
      ---------------
hereof.

     "Servicing Agreement" shall have the meaning provided in Section 11.14(c)
      -------------------
hereof.

     "Servicing Records" shall have the meaning provided in Section 11.14(b)
      -----------------
hereof.

     "60+ Delinquent Mortgage Loan" shall mean, as of any date of determination,
      ----------------------------
an Eligible Mortgage Loan which is between 60 days and 89 days (inclusive) Delinquent.

     "Sub-prime Mortgage Loan" shall mean an Eligible Mortgage Loan with respect
      -----------------------
to which the related Mortgagor has received a credit rating of "C" or "D" as determined in accordance with the Borrower's origination guidelines in effect as of the Effective Date.

     "Subsidiary" shall mean, with respect to any Person, any corporation,
      ----------
partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

     "System" shall mean all hardware or software, or any system consisting of
      ------
one or more thereof, including, without limitation, any and all enhancements, upgrades, customizations, modifications and the like utilized by any Person for the benefit of such Person to perform its obligations and to administer and track, store, process, provide, and where appropriate, insert, true and accurate dates and calculations for dates and time spans with respect to the Mortgage Loans.

     "Tangible Net Worth" shall mean, as of any date of determination, all
      ------------------
amounts which would be included under capital on a balance sheet of the Guarantor at such date, determined in accordance with GAAP, less (i) amounts owing to the Guarantor from Affiliates and (ii) Intangible Assets.

     "Tangible Net Worth Trigger Event" shall have occurred (based on the
      --------------------------------
Guarantor's most recent monthly financials) if the Tangible Net Worth of the Guarantor is less than the sum of (i) $150,000,000, (ii) 75% of the aggregate consolidated positive Net Income, calculated from the period beginning December 31, 2001 to the most recently ended monthly period and (iii) an amount equal to 50% of any Equity Proceeds received by the Guarantor since December 31, 2001.

     "Termination Date" shall mean December 13, 2002 or such earlier date on
      ----------------
which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

     "Third Party Servicer" shall have the meaning provided in Section 11.14(c)
      --------------------
hereof.

     "30+ Delinquent Mortgage Loan" shall mean, as of any date of determination,
      ----------------------------
an Eligible Mortgage Loan which is between 30 days and 59 days (inclusive) Delinquent.

     "Total Indebtedness" shall mean, for any period, the aggregate Indebtedness
      ------------------
of a the Guarantor during such period maintained in accordance with GAAP.

     "Underwriting Guidelines" shall mean the underwriting guidelines attached
      -----------------------
as Exhibit F hereto.
   ---------

     "Uniform Commercial Code" shall mean the Uniform Commercial Code as in
      -----------------------
effect on the date hereof in the State of New York; provided, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

     "Unseasoned Mortgage Loan" shall mean, as of any date of determination, an
      ------------------------
Eligible Mortgage Loan (provided, that notwithstanding the definition of the term "Eligible Mortgage Loan," an Unseasoned Mortgage Loan must have a first Lien status with respect to the related Mortgaged Property) which has been originated 120 days or less prior to the related Funding Date.

     Section 1.2  Section 1.2 Accounting Terms and Determinations. Except as
                  -----------------------------------------------
otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall be prepared, in accordance with GAAP.

                                   ARTICLE II

                          Loans, Note and Prepayments.

     Section 2.1    Loans.
                    ------

               (a) The Lender agrees to make, on the terms and subject to the conditions of this Loan Agreement, loans (individually, a "Loan" and,
                                                           ----
collectively, the "Loans") to the Borrower in Dollars, from and including the
                   -----
Effective Date to but not including the Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the lesser of (i) the Maximum Credit and (ii) the Borrowing Base as in effect from time to time.

               (b) Subject to the terms and conditions of this Loan Agreement, during such period the Borrower may borrow, repay and reborrow hereunder; provided, that notwithstanding the foregoing, the Lender shall have no obligation to make Loans to the Borrower in excess of the lesser of (i) the Maximum Credit and (ii) the Borrowing Base and, if a Tangible Net Worth Trigger Event shall have occurred or in the event the obligation of the Lender to make Loans to the Borrower shall otherwise be terminated as permitted hereunder, the Lender shall have no further obligation to make additional Loans hereunder.

     Section 2.2    Notes.
                    ------

               (a) The Loans made by the Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit A hereto
                                                             ---------
(the "Note"), dated the date hereof, payable to the Lender in a principal amount
      ----
equal to the amount of the Maximum Credit as originally in effect and otherwise duly completed. The Lender shall have the right to have its Note subdivided, by exchange for promissory notes of lesser denominations or otherwise.

               (b) The date, amount and interest rate of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of the Note, endorsed by the Lender on the schedule attached to the Note or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under the Note in respect of the Loans.

     Section 2.3    Procedure for Borrowing.
                    -----------------------

               (a) The Borrower may request a borrowing hereunder, on any Business Day during the period from and including the Effective Date to, but not including, the Termination Date by delivering to the Lender, with a copy to the Custodian, a written request for borrowing, substantially in the form of Exhibit
                                                                         -------
D attached hereto, which request must be received by the Lender prior to 11:00
-
a.m., New York City time, at least one (1) Business Day prior to the requested Funding Date. Such request for borrowing shall (i) attach a schedule identifying the Eligible Mortgage Loans that the Borrower proposes to pledge to the Lender and to be included in the Borrowing Base in connection with such borrowing, (ii) specify the requested Funding Date, (iii) be accompanied by a Mortgage Loan Tape containing information with respect to the Eligible Mortgage Loans that the Borrower proposes to pledge to the Lender and to be included in the Borrowing Base in connection with such borrowing, and (iv) attach an officer's certificate signed by a Responsible Officer of the Borrower as required by Section 5.2(b) hereof

               (b)     Upon the Borrower's request for a borrowing pursuant to
Section 2.3(a), the Lender shall, subject to the limitations set forth in
Section 2.1(a) hereof and upon satisfaction of all conditions precedent set forth in Sections 5.1 and 5.2 hereof, make a Loan to the Borrower on the requested Funding Date, in the amount so requested; provided, however, that if the Mortgage Loan Tape includes Discretionary Mortgage Loans that Borrower proposes to pledge to the Lender and which are to be included in the Borrowing Base in connection with such borrowing, the Lender's obligation to fund such Discretionary Mortgage Loans shall be in its sole and absolute discretion. The Borrower acknowledges that the Lender may retain an amount equal to $100 per Defaulted Mortgage Loan to cover the costs of obtaining Broker Price Opinions.

               (c) The Borrower shall release to the Custodian no later than 12:00 p.m., New York City time, two (2) Business Days prior to the requested Funding Date, the Mortgage File pertaining to each Eligible Mortgage Loan to be pledged to the Lender and included in the Borrowing Base on such requested Funding Date, in accordance with the terms and conditions of the Custodial Agreement.

               (d) Pursuant to the Custodial Agreement, the Custodian shall deliver to the Lender and the Borrower, no later than 11:00 a.m. New York City time on a Funding Date, a Trust Receipt (as defined in the Custodial Agreement) in respect of all Mortgage Loans pledged to the Lender on such Funding Date, and a Mortgage Loan Schedule and Exception Report. The Borrower acknowledges that Mortgage Loans listed in the Exception Report are not Eligible Mortgage Loans and the Lender is not required to advance funds in respect of such Mortgage Loans and such Mortgage Loans listed in the Exception Report shall not be subject to the Lien of this Loan Agreement.

               (e) Subject to Article V hereof, such borrowing will then be made available to the Borrower by the Lender transferring, via wire transfer, to the following account of the Borrower: U.S. Bank, N.A., for the A/C of NCM Collateral Account, ABA# 091-000-022, Account # 1731-0091-1378, Attn: Andrew Lloyd, in the aggregate amount of such borrowing in funds immediately available to the Borrower.

          Section 2.4  Limitation on Types of Loans Illegality. Anything herein
                     -----------------------------------------
to the contrary notwithstanding, if, on or prior to the determination of any Eurodollar Rate:

               (a) the Lender determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section 1.1 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Loans as provided herein; or

               (b) the Lender determines, which determination shall be conclusive, that the relevant rate of interest referred to in the definition of "Eurodollar Rate" in Section 1.1 hereof upon the basis of which the rate of interest for Loans is to be determined is not likely adequately to cover the cost to the Lender of making or maintaining Loans; or

               (c) it becomes unlawful for the Lender to honor its obligation to make or maintain Loans hereunder using a Eurodollar Rate;

then the Lender shall give the Borrower prompt notice thereof and, so long as such condition remains in effect, the Lender shall be under no obligation to make additional Loans, and the Borrower shall, at its sole option and discretion, either prepay all such Loans as may be outstanding or pay interest on such Loans at a rate per annum equal to the Federal Loan Rate; provided, that if the Lender determines not to make any additional Loans, then the Lender shall reimburse the Borrower a pro rata portion of the facility fee paid to the Lender pursuant to Section 3.4, based upon the number of days elapsed from the Effective Date to date of such determination.

          Section 2.5  Repayment of Loans; Interest.
                       ----------------------------

               (a) The Borrower hereby promises to repay in full in Dollars on the Termination Date, the aggregate outstanding principal amount of the Loans plus all accrued and unpaid interest thereon and any other sums due hereunder on such date.

               (b) The Borrower hereby promises to pay to the Lender interest on the unpaid principal amount of each Loan for the period from and including the date of such Loan to, but excluding, the date such Loan shall be paid in full, at a rate per annum equal to the Applicable Loan Rate. Notwithstanding the foregoing, the Borrower hereby promises to pay to the Lender interest at the applicable Post-Default Rate on any principal of any Loan and on any other amount payable by the Borrower hereunder or under the Note that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest shall accrue on the unpaid principal balance of each Loan on a daily basis. Accrued interest on each Loan shall be payable monthly on the first Business Day of each month and for the last month of the Loan Agreement on the first Business Day of such last month and on the Termination Date; provided, that the Lender may, in its sole discretion, require accrued interest to be paid simultaneously with any prepayment of principal made by the Borrower on account of any of the Loans outstanding. Interest payable at the Post-Default Rate shall accrue daily and shall be payable in accordance with the foregoing.

               (c) It is understood and agreed that, unless and until a Default shall have occurred and be continuing, the Borrower shall be entitled to the proceeds of the Mortgage Loans pledged to the Lender hereunder.

          Section 2.6  Mandatory prepayments or Pledge.
                       -------------------------------

          If at any time the aggregate outstanding principal amount of Loans exceeds the Borrowing Base (a "Borrowing Base Deficiency"), as determined by the
                               -------------------------
Lender and notified to the Borrower on any Business Day, the Borrower shall no later than one (1) Business Day after receipt of such notice, either prepay the Loans in part or in whole or pledge additional Eligible Mortgage Loans (which Collateral shall be in all respects acceptable to the Lender in its sole discretion) to the Lender, such that after giving effect to such prepayment or pledge of additional Eligible Mortgage Loans a Borrowing Base Deficiency shall no longer exist.

     Section 2.7 Extension of Termination Date.
                 ------------------------------

     At the request of the Borrower made at least thirty (30) days, but in no event earlier than ninety (90) days, prior to the then current Termination Date, the Lender may in its sole discretion extend the Termination Date for a period to be determined by Lender in its sole discretion by giving written notice of such extension to the Borrower no later than twenty (20) days, but in no event earlier than thirty (30) days, prior to the then current Termination Date. Any failure by the Lender to deliver such notice of extension shall be deemed to be the Lender's determination not to extend the then current Termination Date.

                                  ARTICLE III

                          Payments; Computations; Etc.

     Section 3.1  Payments.
                  ---------

             (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Loan Agreement and the Note, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at the following account maintained by the Lender: Account No. 40615114, for the account of MSMCI, Citibank, N.A., ABA No. 021000089, Attn: Whole Loan Operations, not later than 1:00 p.m., New York City time, on the date on which such payment shall become due (and each such payment made after such time on such due date shall be deemed to have been made on the next succeeding Business
Day). The Borrower acknowledges that it has no rights of withdrawal from the foregoing account.

             (b) Except to the extent otherwise expressly provided herein, if the due date of any payment under this Loan Agreement or the Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

     Section 3.2  Computations. Interest on the Loans shall be computed on the
                  -------------
basisof a 360-day year for the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

     Section 3.3  Requirements of Law.
                  --------------------

            (a) If any Requirement of Law (other than with respect to any amendment made to the Lender's certificate of incorporation and by-laws or other organizational or governing documents) or any change in the interpretation or application thereof or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                 (i) shall subject the Lender to any tax of any kind whatsoever with respect to this Loan Agreement, the Note or any Loan made by it (excluding net income taxes) or change the basis of taxation of payments to the Lender in respect thereof;

                 (ii) shall impose or hold applicable any reserve, special deposit, compulsory Loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, Loans or other extensions of credit by, or any other acquisition of funds by, any office of the Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

                 (iii) shall impose on the Lender any other condition;

and the result of any of the foregoing is to increase the cost to the Lender, by an amount which the Lender deems to be material, of making, continuing or maintaining any Loan or to reduce any amount due or owing hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay the Lender such additional amount or amounts as will compensate the Lender for such increased cost or reduced amount receivable.

             (b) If the Lender shall have determined that the adoption of or any change in any Requirement of Law (other than with respect to any amendment made to the Lender's certificate of incorporation and by-laws or other organizational or governing documents) regarding capital adequacy or in the interpretation or application thereof or compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on the Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration the Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, the Borrower shall either (i) promptly pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction or (ii) at its sole option and discretion, prepay all Loans as may be outstanding and terminate this Loan Agreement. If the Borrower prepays all outstanding Loans and terminate this Loan Agreement as provided in (ii) of the prior sentence, then the Lender shall reimburse the Borrower a pro rata portion of the facility fee paid to the Lender pursuant to Section 3.4, based upon the number of days elapsed from the Effective Date to the date of termination.

             (c) If the Lender becomes entitled to claim any additional amounts pursuant to this Article, it shall promptly notify the Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section submitted by the Lender to the Borrower shall be conclusive in the absence of manifest error.

     Section 3.4  Facility Fee.
                  ------------

             The Borrower agrees to pay to the Lender on or prior to the execution of this Loan Agreement a facility fee of $800,000.00, such payment to be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at the account set forth in Section 3.1(a) hereof.

                                   ARTICLE IV

                              Collateral Security.

     Section 4.1   Collateral; Security Interest.
                   -----------------------------

             (a) Pursuant to the Custodial Agreement, the Custodian shall hold the Mortgage Loan Documents as exclusive bailee and agent for the Lender pursuant to terms of the Custodial Agreement and shall deliver Trust Receipts (as defined in the Custodial Agreement) to the Lender each to the effect that it has reviewed such Mortgage Loan Documents in the manner and to the extent required by the Custodial Agreement and identifying any deficiencies in such Mortgage Loan Documents as so reviewed.

             (b) All of the Borrower's right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter referred to as the "Collateral":
                    ----------

                   (i)   all Mortgage Loans;

                   (ii) all Mortgage Loan Documents, including, without limitation, all promissory notes and all Servicing Records, Servicing Agreements and any other collateral pledged or otherwise relating to such Mortgage Loans, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, accounting records and other books and records relating thereto, including electronic records;

                   (iii) all mortgage guaranties and insurance (issued by
             governmental agencies or otherwise) and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to any Mortgage Loan and all claims and payments thereunder;

                   (iv) all other insurance policies and insurance proceeds relating to any Mortgage Loan or the related Mortgaged Property;

                   (v) all Interest Rate Protection Agreements, relating to or constituting any and all of the foregoing;

                   (vi) the Collection Account and all monies from time to time on deposit in the Collection Account;

                   (vii) all collateral, however defined, under any other
             agreement between the Borrower or any of its Affiliates on the one hand and the Lender or any of its Affiliates on the other hand;

                   (viii) all "general intangibles", "accounts" and "chattel
             paper" as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing; and

                   (ix) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

             (c) The Borrower hereby assigns, pledges and grants a security interest in all of its right, title and interest in, to and under the Collateral to the Lender to secure the MS Indebtedness including, without limitation, the repayment of principal of and interest on all Loans and all other amounts owing to the Lender hereunder, under the Note and under the other Loan Documents (collectively, the "Secured Obligations"). The Borrower agrees to mark its
                    -------------------
computer records and tapes to evidence the interests granted to the Lender hereunder.

     Section 4.2   Further Documentation. At any time and from time to time,
                   ---------------------
upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Loan Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Borrower also hereby authorizes the Lender to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. A photographic or other reproduction of this Loan Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     Section 4.3   Changes in Locations, Name. etc. The Borrower shall not (i)
                   --------------------------------
change the location of its chief executive office/chief place of business from that specified in Article VI hereof, (ii) change its name, identity or corporate structure (or the equivalent) or (iii) unless it shall have given the Lender at least 30 days prior written notice thereof and shall have filed or delivered to the Lender for filing all Uniform Commercial Code financing statements and amendments thereto as the Lender shall request and taken all other actions deemed necessary by the Lender to continue the perfected status of the Lender in the Collateral with the same or better priority.

     Section 4.4  Lender's Appointment as Attorney-in-Fact.
                  -----------------------------------------

             (a) The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Loan Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Loan Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without assent by, but with notice to the Borrower, if an Event of Default shall have occurred and be continuing, to do the following:

                   (i) in the name' of the Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Collateral whenever payable; or

                   (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; and
             (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and the Borrower's expense, at any time, and from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's Liens thereon and to effect the intent of this Loan Agreement, all as fully and effectively as the Borrower might do.

The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

             (b) The Borrower also authorizes the Lender, at any time and from time to time, to execute, in connection with any sale provided for in Section
4.7 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

             (c) The powers conferred on the Lender are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, or employees shall be responsible to the Borrower for any act or failure to act hereunder, except for its own gross negligence, bad faith or willful misconduct.

     Section 4.5    Performance by Lender of Borrower's Obligations. If the
                    -----------------------------------------------
Borrower fails to perform or comply with any of its agreements contained in the Loan Documents and the Lender may itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Post-Default Rate, shall be payable by the Borrower to the Lender on demand and shall constitute Secured Obligations.

     Section 4.6    Proceeds. If an Event of Default shall occur and be
                    --------
continuing,(a) all proceeds of Collateral received by the Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower, and shall forthwit upon receipt by the Borrower be turned over to the Lender in the exact form received by the Borrower (duly endorsed by the Borrower to the Lender, if required) and (b) any and all such proceeds received by the Lender (whether from the Borrower or otherwise) may, in the sole discretion of the Lender, be held by the Lender as collateral security for, and/or then or at any time thereafter may be applied by the Lender against, the Secured Obligations (whether matured or unmatured),such application to be in such order as the Lender shall elect. Any balance of such proceeds remaining after the Secured Obligations shall have been paid in full and this Loan Agreement shall have been terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same. Forpurposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, condemnation awards, sale proceeds, real estate owned rents and any other income and all other amounts received with respect to the Collateral.

     Section 4.7    Remedies. If a Default shall occur and be continuing, the
                    --------
Lender may, at its option and at the Borrower's expense, enter into one or more Interest Rate Protection Agreements covering all or a portion of the Mortgage Loans pledged to the Lender hereunder, and the Borrower shall be responsible for all damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against the Lender relating to or arising out of such Interest Rate Protection Agreements; including, without limitation, any losses resulting from such Interest Rate Protection Agreements. If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Loan Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Lender without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions and at such prices as it may deem best in its good faith judgment, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Borrower further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Borrower's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required or permitted by any provision of law, including, without limitation, Section 9-608
(a)(l)(c) of the Uniform Commercial Code, need the Lender account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by the Lender of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence, bad faith or willful misconduct of the Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper ifgiven at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to Section 2.5(b) hereof) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

     Section 4.8      Limitation on Duties Regarding Preservation of Collateral.
                      ---------------------------------------------------------
The Lender's duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

     Section 4.9      Powers Coupled with an Interest. All authorizations and
                      -------------------------------
agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

     Section 4.10     Release of Security Interest. Upon termination of this
                      ----------------------------
Loan Agreement and repayment to the Lender of all Secured Obligations and the performance of all obligations under the Loan Documents, the Lender shall release its security interest in any remaining Collateral.

                                   ARTICLE V

                              Conditions Precedent.

     Section 5.1      Initial Loan. The obligation of the Lender to make its
                      ------------
initialLoan hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Loan, of the condition precedent that the Lender shall have received all of the following items, each of which shall be satisfactory to the Lender and its counsel in form and substance:

             (a)  Loan Documents.
                  --------------

                  (i)   Loan Agreement. This Loan Agreement, duly executed and
                        --------------
             delivered by the Borrower;

                  (ii)  Note. The Note, duly executed and delivered by the
                        ----
             Borrower;

                  (iii) Custodial Agreement. The Custodial Agreement, duly
                        -------------------
             executed and delivered by the Borrower and the Custodian; and

                  (iv)  New Century Guaranty. The New Century Guaranty duly
                        --------------------
             executed and delivered by the Guarantor.

             (b)  Organizational Documents. A good standing certificate and
                  ------------------------
certified copies of the charter and by-laws (or equivalent documents) of the Borrower and the Guarantor and of all corporate or other authority for the Borrower and the Guarantor with respect to the execution, delivery and performance of the Loan Documents to which it is a party, and each other document to be delivered by the Borrower and the Guarantor from time to time in connection with the Loan Documents (and the Lender may conclusively rely on such certificate until it receives notice in writing from the Borrower or the Guarantor to the contrary).

             (c)  Legal Opinions. Legal opinions of inside and outside counsels
                  --------------
to the Borrower and the Guarantor, substantially in the form attached hereto as Exhibit C.
---------

             (d)  Trust Receipt and Mortgage Loan Schedule and Exception Report.
                  -------------------------------------------------------------
A Trust Receipt, substantially in the form of Annex 2 of the Custodial
                                              -------
Agreement, dated the Effective Date, from the Custodian, duly completed, with a Mortgage Loan Schedule and Exception Report attached thereto.

             (e)  Servicing Agreement(s). Any Servicing Agreement, certified as
                  ----------------------
a true, correct and complete copy of the original together, with a fully executed Servicer Notice and, if the Servicer is the Borrower or an Affiliate of the Borrower, the letter of the applicable Servicer consenting to termination of such Servicing Agreement, without charge, upon the occurrence of an Event of Default.

             (f)  [Reserved].
                   --------

             (g)  [Reserved].
                   --------

             (h)  Facility Fee. The facility fee as contemplated by Section 3.4.
                  ------------

             (i)  Financial Statements. The financial statements referenced in
                  --------------------
Section 6.2.

             (j)  Underwriting Guidelines. A certified copy of the Underwriting
                  -----------------------
Guidelines, which shall be in form and substance satisfactory to the Lender.

             (k) Consents, Licenses, Approvals, etc. Copies certified by the
                 -----------------------------------
Borrower of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower of, and the validity and enforceability of, the Loan Documents, which consents, licenses and approvals shall be in full force and effect.

               (l)  Other Documents. Such other documents as the Lender may
                    ---------------
reasonably request.

     Section 5.2    Initial and Subsequent Loans. The making of each Loan to the
                    ----------------------------
Borrower (including the initial Loan) on any Business Day is subject to the satisfaction of the following further conditions precedent, both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof:

               (a)  No Default. No Default or Event of Default shall have
                    ----------
occurred and be continuing.

               (b)  Representations and Warranties. Both immediately prior to
                    ------------------------------
the making of such Loan and also after giving effect thereto and to the intended use thereof, the representations and warranties made by the Borrower in Article VI and Schedules 1 and 2 hereof, and elsewhere in each of the Loan Documents, shall be true, correct and complete on and as of the date of the making of such Loan in all material respects (in the case of the representations and warranties in Section 6.10 and Schedules 1 and 2, solely with respect to Mortgage Loans included in the Borrowing Base) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). The Lender shall have received an officer's certificate signed by a Responsible Officer of the Borrower certifying as to the truth, accuracy and completeness of the above, which certificate shall specifically include a statement that the Borrower is in compliance with all governmental licenses and authorizations and is qualified to do business and in good standing in all required jurisdictions.

               (c)  Borrowing Base. The aggregate outstanding principal amount
                    --------------
of the Loans shall not exceed the Borrowing Base.

               (d)  Due Diligence. Subject to the Lender's right to perform one
                    -------------
or more Due Diligence Reviews pursuant to Section 11.15 hereof, the Lender shall have completed its due diligence review of the Mortgage Loan Documents for each Loan and such other documents, records, agreements, instruments, mortgaged properties or information relating to such Mortgage Loans as the Lender in its sole discretion deems appropriate to review and such review shall be satisfactory to the Lender in its sole discretion.

               (e)  Mortgage Loan Schedule and Exception Report. The Lender
                    -------------------------------------------
shall have received from the Custodian a Mortgage Loan Schedule and Exception Report with Exceptions as are acceptable to the Lender in its sole discretion in respect of Eligible Mortgage Loans to be pledged hereunder on such Business Day.

               (f)  Release Letter. If applicable, the Lender shall have
                    --------------
received from the Borrower a Warehouse Lender's Release Letter substantially in the form of Exhibit E-2 hereto (or such other form acceptable to the Lender) or
            -----------
a Seller's Release Letter substantially in the form of Exhibit E-1 hereto (or
                                                       -----------
such other form acceptable to the Lender) covering each Mortgage Loan to be pledged to the Lender.

               (g)  Fees and Expenses. The Lender shall have received all fees
                    -----------------
and expenses of counsel to the Lender as contemplated by Section 11.3, which amount, at the Lender's option, may be netted from any Loan advanced under this Agreement.

               (h)  No Market Events. None of the following shall have occurred
                    ----------------
and/or be continuing:


                    (i) an event or events shall have occurred resulting in the effective absence of a "repo market" or comparable "lending market" for financing debt obligations secured by mortgage loans or securities or an event or events shall have occurred resulting in the Lender not being able to finance any Mortgage Loans through the "repo market" or "lending market" with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events;

                    (ii) an event or events shall have occurred resulting in the effective absence of a "securities market" for securities backed by mortgage loans or an event or events shall have occurred resulting in the Lender not being able to sell securities backed by mortgage loans at prices which would have been reasonable prior to such event or events; or

                    (iii) there shall have occurred a material adverse change in the financial condition of the Lender which affects (or can reasonably be expected to affect) materially and adversely the ability of the Lender to fund its obligations tinder this Loan Agreement;

provided, however, that if any such events shall have occurred or be continuing and the Lender shall have determined, in its sole discretion, to not make any additional Loans, then the Lender shall reimburse the Borrower a pro rata portion of the facility fee paid to the Lender pursuant to Section 3.4 based upon the number of days elapsed from the Effective Date to date of such determination.

               (i)  No Morgan Stanley Downgrade. Morgan Stanley Dean Witter &
                    ---------------------------
Co.'s corporate bond rating as calculated by S&P or Moody's has not been lowered or downgraded to a rating below "A-" as indicated by S&P or below "A3" as indicated by Moody's.

               (j)  Filings, Registrations, Recordings. Any documents
                    ----------------------------------
(including, without limitation, financing statements) required to be filed, registered or recorded in order to create, in favor of the Lender, a perfected, first-priority security interest in the Collateral, subject to no Liens other than those created hereunder, shall have been properly prepared and executed for filing (including the applicable county(ies) if the Lender determines such filings are necessary in its sole discretion), registration or recording in each office in each jurisdiction in which such filings, registrations and recordations are required to perfect such first-priority security interest; provided, that assignments of the Mortgages securing or related to the Mortgage Loans shall not be required to be recorded prior to the occurrence of an Event of Default.

               (k)  Discretionary Mortgage Loans. At least three (3) Business
                    ----------------------------
Days prior to a Funding Date, the Borrower shall have provided to the Lender a certification as to the reason why a Discretionary Mortgage Loan has not been previously disposed of by the Borrower and the Lender shall have approved of the inclusion of such Discretionary Mortgage Loan in the Mortgage Loan Schedule and Exception Report to be pledged hereunder on such Funding Date.

               Each request for a borrowing by the Borrower hereunder shall constitute a certification by the Borrower that all the conditions set forth in this Article V (other than Sections 5.2(h) and (i)) have been satisfied (both as of the date of such notice, request or confirmation and as of the date of such borrowing).

                                   ARTICLE VI

                         Representations and Warranties.

     The Borrower represents and warrants to the Lender that throughout the term of this Loan Agreement:

     Section 6.1    Existence. The Borrower (a) is a corporation duly organized,
                    ---------
validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect, and
(c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect.

     Section 6.2    Financial Condition. Each of the Borrower and the Guarantor
                    -------------------
has heretofore furnished to the Lender a copy of (a) its consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries for the fiscal year of the Borrower ended December 31, 2000 and the related consolidated statements of income and retained earnings and of cash flows for the Borrower, the Guarantor and their consolidated Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous year, with the opinion thereon of KPMG, LLC and (b) its consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries for the three most recently ended quarterly fiscal periods of the Borrower and the related consolidated statements of income and retained earnings and of cash flows for the Borrower, the Guarantor and its consolidated Subsidiaries for such quarterly fiscal periods, setting forth in each case in comparative form the figures for the previous year. All such financial statements fairly present, in all material respects, the consolidated financial condition of the Borrower, the Guarantor and its Subsidiaries and the consolidated results of their operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis. Since September 30, 2001, there has been no material adverse change in the consolidated business, operations or financial condition of the Borrower, the Guarantor and its consolidated Subsidiaries taken as a whole from that set forth in said financial statements.

     Section 6.3    Litigation. There are no actions, suits, arbitrations,
                    ----------
investigations (including, without limitation, any of the foregoing which are pending or, to the Borrower's knowledge, threatened) or other legal or arbitrable proceedings affecting the Borrower or any of its Affiliates or affecting any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Loan Documents or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim or claims in an aggregate amount greater than $1,000,000, (iii) which, individually or in the aggregate, if adversely determined, could reasonably be likely to have a Material Adverse Effect or (iv) requires filing with the Securities and Exchange Commission in accordance with the 1934 Act or any rules thereunder.

     Section 6.4    No Breach. Neither (a) the execution and delivery of the
                    ---------
Loan Documents nor (b) the consummation of the transactions therein contemplated in compliance with the terms and provisions thereof will conflict with or result in a breach of the charter or by-laws of the Borrower, or any applicable law, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, or any Servicing Agreement or other material agreement or instrument to which the Borrower or any of its Affiliates is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such material agreement or instrument or result in the creation or imposition of any Lien (except for the Liens created pursuant to this Loan Agreement) upon any Property of the Borrower or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

     Section 6.5    Action. The Borrower has all necessary corporate or other
                    ------
power, authority and legal right to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party; the execution, delivery and performance by the Borrower of each of the Loan Documents to which it is a party have been duly authorized by all necessary corporate or other action on its part; and each Loan Document has been duly and validly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

     Section 6.6    Approvals. No authorizations, approvals or consents of, and
                    ---------
no filings or registrations with, any Governmental Authority or any securities exchange are necessary for the execution, delivery or performance by the Borrower of the Loan Documents or for the legality, validity or enforceability thereof, except for filings and recordings in respect of the Liens created pursuant to this Loan Agreement.

     Section 6.7    Margin Regulations. Neither the making of any Loan
                    ------------------
hereunder, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulations T, U or X.

     Section 6.8    Taxes. The Borrower and its Subsidiaries have filed all
                    -----
Federal income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by any of them, except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Borrower, adequate.

     Section 6.9    Investment Company Act. Neither the Borrower nor any of its
                    ----------------------
Subsidiaries is an "investment company", or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     Section 6.10   Collateral; Collateral Security.
                    -------------------------------

               (a) The Borrower has not assigned, pledged, or otherwise conveyed or encumbered any Mortgage Loan or other Collateral to any other Person, and immediately prior to the pledge of such Mortgage Loan or any other Collateral to the Lender, the Borrower was the sole owner of such Mortgage Loan or such other Collateral and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens to be released simultaneously with the Liens granted in favor of the Lender hereunder. No Mortgage Loan or other Collateral pledged to the Lender hereunder was acquired (by purchase or otherwise) by the Borrower from an Affiliate of the Borrower, other than those Mortgage Loans or other Collateral which were acquired by the Borrower pursuant to (i) the Mortgage Loan Purchase and Servicing Agreement, dated December 1, 1998 between the Borrower and New Century Mortgage Corporation and (ii) the Mortgage Loan Purchase and Servicing Agreement, dated July 1, 2001 between Worth Funding Incorporated and New Century Mortgage Corporation, unless such acquisition (by purchase or otherwise) is evidenced by a sale agreement and an assignment of rights thereunder to the Lender, in each case, in form and substance acceptable to the Lender, and the Borrower and its Affiliate file or have filed in all relevant jurisdictions, UCC-1 financing statements reflecting the transfer of such Mortgage Loan to the Borrower, together with the assignment of such interest described in such financing statement to the Lender.

               (b) The provisions of this Loan Agreement are effective to create in favor of the Lender a valid security interest in all right, title and interest of the Borrower in, to and under the Collateral.

               (c) Upon receipt by the Custodian of each Mortgage Note, endorsed in blank by a duly authorized officer of the Borrower, the Lender shall have a fully perfected first priority security interest therein, in the Mortgage Loan evidenced thereby and in the Borrower's interest in the related Mortgaged Property.

               (d) Upon the filing of financing statements on Form UCC-1 naming the Lender as "Secured Party" and the Borrower as "Debtor" and describing the Collateral in the jurisdictions and recording offices listed on Schedule 2 attached hereto, the security interests granted hereunder in the Collateral will constitute fully perfected first priority security interests under the Uniform Commercial Code in all right, title and interest of the Borrower in, to and under such Collateral which can be perfected by filing under the Uniform Commercial Code.

     Section 6.11   Chief Executive Office/Jurisdiction of Organization. On the
                    ---------------------------------------------------
Effective Date, and during the four months immediately preceding the Effective Date, the Borrower's chief executive office, is, and has been, located at 18400 Von Karman, Suite 1000, Irvine, California 92612. On the Effective Date, the Borrower's jurisdiction of organization is California.

     Section 6.12   Location of Books and Records. The location where the
                    -----------------------------
Borrower keeps its books and records, including all computer tapes and records relating to the Collateral is its chief executive office.

     Section 6.13   True and Complete Disclosure. The information, reports,
                    ----------------------------
financial statements, exhibits and schedules furnished in writing by or on behalf of the Borrower to the Lender in connection with the negotiation, preparation or delivery of this Loan Agreement and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Borrower to the Lender in connection with this Loan Agreement and the other Loan Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible Officer of the Borrower, after due inquiry, that could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing, furnished to the Lender for use in connection with the transactions contemplated hereby or thereby.

     Section 6.14   ERISA. Each Plan to which the Borrower or its Subsidiaries
                    -----
make direct contributions, and, to the knowledge of the Borrower, each other Plan and each Multiemployer Plan is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law. No event or condition has occurred and is continuing as to which the Borrower would be under an obligation to furnish a report to the Lender under Section 7.1 (d) hereof

     Section 6.15   Subsidiaries. Schedule 3 sets forth the name of each direct
                    ------------
or indirect Subsidiary of the Borrower and of the holders of Capital Stock of the Borrower, its form of organization, its jurisdiction of organization, the total number of issued and outstanding shares or other interests of Capital Stock thereof, the classes and number of issued and outstanding shares or other interests of Capital Stock of each such class, the name of each holder of Capital Stock thereof and the number of shares or other interests of such Capital Stock held by each such holder and the percentage of all outstanding shares or other interests of such class of Capital Stock held by such holders.

                                  ARTICLE VII

                           Covenants of the Borrower.

     The Borrower covenants and agrees with the Lender that, so long as any Loan is outstanding, and until payment in full of all Secured Obligations:

     Section 7.1    Financial Statements. The Borrower shall deliver to the
                    --------------------
Lender:

               (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, the consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Borrower and its consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP, and a certificate of such accountants stating that, in making, the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default or Event of Default;

               (b) as soon as available and in any event within 30 days after the end of each month, the unaudited consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, accompanied by (i) a certificate of a Responsible Officer of the Borrower, which certificate shall state that said consolidated financial statement fairly represents the consolidated financial condition and results of operation of the Borrower and its consolidated Subsidiaries in accordance with GAAP, consistently applied, as of the end of, and for, such month (subject to normal year-end audit adjustments) and (ii) the Board Report.

               (c) from time to time such other information regarding the financial condition, operations, or business of the Borrower as the Lender may reasonably request; and

               (d) as soon as reasonably possible, and in any event within thirty (30) days after a Responsible Officer of the Borrower knows, or with respect to any Plan or Multiemployer Plan to which the Borrower or any of its Subsidiaries makes direct contributions, has reason to believe, that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of the Borrower setting forth details respecting such event or condition and the action, if any, that the Borrower or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Borrower or an ERISA Affiliate with respect to such event or condition):

                    (i) any reportable event, as defined in Section 4043(c) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event (provided, that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or
               Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

                    (ii) the distribution under Section 4041(c) of ERISA of a notice of intent to terminate any Plan or any action taken by the Borrower or an ERISA Affiliate to terminate any Plan;

                    (iii) the institution by PBGC of proceedings under Section
               4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Borrower or any ERISA Affiliate of a notice from a Multiemplover Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                    (iv) the complete or partial withdrawal from a Multiemployer Plan by the Borrower or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by the Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                    (v) the institution of a proceeding by a fiduciary of any Multiemplover Plan against the Borrower or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

                    (vi) the adoption of an amendment to any Plan that would result in the loss of tax-exempt status of the Plan and trust of which such Plan is a part if the Borrower or an ERISA Affiliate fails to provide timely security to such Plan if and as required by the provisions of Section 401(a)(29) of the Code or Section 307 of ERISA.

The Borrower will furnish to the Lender, at the time it furnishes each set of financial statements pursuant to paragraphs (a) and (b) above, a certificate of a Responsible Officer of the Borrower to the effect that, to the best of such Responsible Officer's knowledge, the Borrower during such fiscal period or year has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Loan Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate (and, if any Default or Event of Default has occurred and is continuing, describing, the same in reasonable detail and describing the action the Borrower has taken or proposes to take with respect thereto).

     Section 7.2    Litigation. The Borrower will promptly, and in any event
                    ----------
within ten (10) days after service of process on any of the following, give to the Lender notice of all litigation, actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings affecting the Borrower or any of its Subsidiaries or affecting, any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Loan Documents or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim or claims in an aggregate amount greater than $1,000,000, (iii) which, individually or in the aggregate, if adversely determined, could be reasonably likely to have a Material Adverse Effect or (iv) requires filing with the Securities and Exchange Commission in accordance with the 1934 Act and any rules thereunder.

     Section 7.3   Existence, etc. The Borrower will:
                   ---------------

          (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises (provided, that nothing in this Section 7.3(a) shall prohibit any transaction expressly permitted under
Section 7.4 hereof);

          (b) comply with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities (including, without limitation, all environmental laws) if failure to comply with such requirements would be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect;

          (c) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied;

          (d) change its jurisdiction of organization from the jurisdiction referred to in Section 6.11 unless it shall have provided the Lender 30 days' prior written notice of such change;

          (e) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy, the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; and

          (f) permit representatives of the Lender, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Lender.

     Section 7.4   Prohibition of Fundamental Changes. The Borrower shall not
                   ----------------------------------
enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets; provided, that the Borrower may merge or consolidate with (a) any wholly owned subsidiary of the Borrower or (b) any other Person if the Borrower is the surviving corporation and the Borrower's Net Worth would not be affected by such merger or consolidation and provided further, that if after giving effect thereto, no Default would exist hereunder.

     Section 7.5   Borrowing Base Deficiency.  If at any time there exists a
                   -------------------------
Borrowing Base Deficiency the Borrower shall cure same in accordance with
Section 2.6 hereof

     Section 7.6   Notices.  The Borrower shall give notice to the Lender:
                   --------

            (a) promptly upon receipt of notice or knowledge of the occurrence of any Default or Event of Default;

            (b) with respect to any Mortgage Loan pledged to the Lender hereunder, immediately upon receipt of any principal prepayment (in full or partial) of such pledged Mortgage Loan;

            (c) with respect to any Mortgage Loan pledged to the Lender hereunder, immediately upon receipt of notice or knowledge that the underlying Mortgaged Property has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to affect adversely the Collateral Value of such pledged Mortgage Loan;

            (d) promptly upon receipt of notice or knowledge of (i) any default related to any Collateral, (ii) any Lien or security interest (other than security interests created hereby or by the other Loan Documents) on, or claim asserted against, any of the Collateral or (iii) any event or change in circumstances which could reasonably be expected to have a Material Adverse Effect; and

            (e) promptly upon any material change in the market value of any or all of the Borrower's assets.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken or proposes to take with respect thereto.

     Section 7.7  Reports. The Borrower shall provide the Lender with a
                  -------
quarterly report, which report shall include, among other items, (a) a summary of the Borrower's delinquency and loss experience with respect to mortgage loans serviced by the Borrower, any Servicer or any designee of either, plus any such additional reports as the Lender may reasonably request with respect to the Borrower's or any Servicer's servicing portfolio or pending originations of mortgage loans and (b) a mark to market summary of any residual and/or subordinate securities held by the Borrower.

     Section 7.8  Underwriting Guidelines. Without the prior written consent of
                  -----------------------
the Lender, the Borrower shall not amend or otherwise modify the Underwriting Guidelines. Notwithstanding the preceding sentence, in the event that the Borrower makes any amendment or modification to the Underwriting Guidelines, (i) the Borrower shall promptly deliver to the Lender a complete copy of the amended or modified Underwriting Guidelines and (ii) if such change is made without the prior written consent of the Lender, then Lender may, at its sole option and discretion, refrain from funding any additional borrowings under Section 2.3 hereof.

     Section 7.9  Transactions with Affiliates. The Borrower will not enter into
                  ----------------------------
any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Loan Agreement, (b) in the ordinary course of the Borrower's business and (c) upon fair and reasonable terms no less favorable to the Borrower than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate, or make a payment that is not otherwise permitted by this Section 7.9 to any Affiliate. In no event shall the Borrower pledge to the Lender hereunder any Mortgage Loan acquired by the Borrower from an Affiliate of the Borrower.

     Section 7.10 Limitation on Liens. The Borrower will defend the Collateral
                  -------------------
against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Collateral, other than the security interests created under this Loan Agreement, and the Borrower will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all persons whomsoever.

     Section 7.11 Limitation on Guarantees. The Borrower shall not create,
                  ------------------------
incur, assume or suffer to exist any Guarantees.

     Section 7.12 Limitation on Distributions. After the occurrence and during
                  ---------------------------
the continuation of any Default, the Borrower shall not make any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or partnership interest of the Borrower, whether now or hereafter outstanding, or make any other distribution in respect of any of the foregoing or to any shareholder or equity owner of the Borrower, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any of the Borrower's consolidated Subsidiaries.

     Section 7.13 Servicer; Servicing Tape. The Borrower shall provide to the
                  ------------------------
Lender on the tenth (10/th/) Business Day of each month a computer readable file containing servicing information, including, without limitation, those fields specified by the Lender from time to time, on a loan-by-loan basis and in the aggregate, with respect to the Mortgage Loans serviced hereunder by the Borrower or any Servicer. The Borrower shall not cause the Mortgage Loans to be serviced by any servicer other than a servicer expressly approved in writing by the Lender.

     Section 7.14 Required Filings. The Borrower shall promptly provide the
                  ----------------
Lender with copies of all documents which the Borrower or any Affiliate of the Borrower is required to file with the Securities and Exchange Commission in accordance with the 1934 Act or any rules thereunder.

     Section 7.15 No Adverse Selection. The Borrower has not selected the
                  --------------------
Collateral in a manner so as to adversely affect the Lender's interests.

     Section 7.16 Remittance of Prepayments. The Borrower shall remit, with
                  -------------------------
sufficient detail to enable the Lender to appropriately identify the Mortgage Loan to which any amount remitted applies, to the Lender on each Remittance Date all principal prepayments that the Borrower has received since the prior Remittance Date.

                                  ARTICLE VIII

                               Events of Default.

     Section 8.1  Events of Default.
                  -----------------

     Each of the following events shall constitute an event of default (an "Event of Default") hereunder:
 ----------------

     (a) the Borrower shall default in the payment of any principal of or interest on any Loan when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment); or

     (b) the Borrower shall default in the payment of any other amount payable by it hereunder or under any other Loan Document after notification by the Lender of such default, and such default shall have continued unremedied for five (5) Business Days; or

     (c) any representation, warranty or certification made or deemed made herein or in any other Loan Document by the Borrower or any certificate furnished to the Lender pursuant to the provisions hereof or thereof shall prove to have been false or misleading in any material respect as of the time made or furnished (other than the representations and warranties set forth in Schedule 1, which shall be considered solely for the purpose of determining the Collateral Value of the Mortgage Loans; unless (i) the Borrower shall have made any such representations and warranties with knowledge that they were materially false or-misleading at the time made or (ii) any such representations and warranties have been determined by the Lender in its sole discretion to be materially false or misleading on a regular basis); or

     (d) the Borrower shall fail to comply with the requirements of Section 7.3(a), Section 7.4, Section 7.5, Section 7.6, or Sections 7.9 through 7.16 hereof; or the Borrower shall otherwise fail to comply with the requirements of Sections 7.3, 7.7 and 7.8 hereof and such default shall continue unremedied for a period of five (5) Business Days; or the Borrower shall fail to observe or perform any other covenant or agreement contained in this Loan Agreement or any other Loan Document and such failure to observe or perform shall continue unremedied for a period of seven (7) Business Days; or

     (e) a final judgment or judgments for the payment of money in excess of $1,500,000 in the aggregate shall be rendered against the Borrower or any of its Material Affiliates by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof, and the Borrower or any such Material Affiliate shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed or bonded, appeal there from and cause the execution thereof to be stayed during such appeal; or

     (f) the Borrower or any of its Material Affiliates shall admit in writing its inability to pay its debts as such debts become due; or

     (g) the Borrower or any of its Material Affiliates shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator or the like of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code,
(iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate or other action for the purpose of effecting any of the foregoing; or

         (h) a proceeding or case shall be commenced, without the application or consent of the Borrower or any of its Material Affiliates, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator or the like of the Borrower or any such Affiliate or of all or any substantial part of its property or (iii) similar relief in respect of the Borrower or any such Affiliate under any law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 30 or more days; or an order for relief against the Borrower or any such Affiliate shall be entered in an involuntary case under the Bankruptcy Code; or

         (i) the Custodial Agreement or any Loan Document shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the Borrower; or

         (j) the Borrower shall grant, or suffer to exist, any Lien on any Collateral except the Liens contemplated hereby; or the Liens contemplated hereby shall cease to be first priority perfected Liens on the Collateral in favor of the Lender or shall be Liens in favor of any Person other than the Lender; or

         (k) the Borrower or any of the Borrower's Material Affiliates shall be in default under any note, indenture, loan agreement, guaranty, swap agreement or any other contract to which it is a party in excess of $1,000,000, including, without limitation, any MS Indebtedness, which default (i) involves the failure to pay a matured obligation or (ii) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such note, indenture, loan agreement, guaranty, swap agreement or other contract; or

         (l) any materially adverse change in the Property, business, financial condition or prospects of the Borrower or any of its Material Affiliates shall occur, in each case as determined by the Lender in its sole discretion, or any other condition shall exist which, in the Lender's sole discretion, constitutes a material impairment of the Borrower's ability to perform its obligations under this Loan Agreement, the Note or any other Loan Document; or

         (m) MS & Co.'s corporate bond rating has been lowered or downgraded to a rating below "A-" by S&P or "A3" by Moody's and the Borrower shall have failed to repay all amounts owing to the Lender under this Agreement, the Note and the other Loan Documents within 90 days following such downgrade; or

         (n) the discovery by the Lender of a condition or event which existed at or prior to the execution hereof and which the Lender, in its sole discretion, determines materially and adversely affects: (i) the condition (financial or otherwise) of the Borrower and the

Guarantor, their Subsidiaries or Affiliates; or (ii) the ability of the Borrower or the Guarantor to fulfill their respective obligations under this Loan Agreement; or

         (o) any representation, warranty or certification made or deemed made in the New Century Guaranty by the Guarantor shall prove to have been false or misleading in any material respect as of the time made or furnished; or

         (p) the Guarantor shall fail to observe or perform any covenant or agreement contained in Section II of the New Century Guaranty.

                                   ARTICLE IX

                             Remedies Upon Default.

     Section 9.1  Remedies.
                  ---------

         (a) An Event of Default shall be deemed to be continuing unless expressly waived by the Lender in writing. Upon the occurrence of one or more Events of Default hereunder, the Lender's obligation to make additional Loans to the Borrower shall automatically terminate without further action by any Person. Upon the occurrence of one or more Events of Default other than those referred to in Sections (f), (g) and (h) of Article VIII, the Lender may immediately declare the principal amount of the Loans then outstanding under the Note to be immediately due and payable, together with all accrued and unpaid interest thereon and fees and expenses accruing under this Loan Agreement. Upon the occurrence of an Event of Default referred to in Sections (f), (g) and (h) of
Article VIII, such amounts shall immediately and automatically become due and payable without any further action by any Person. Upon such declaration or such automatic acceleration, the balance then outstanding on the Note shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

         (b) Upon the occurrence of a Default, the Lender shall have the right to obtain, and the Borrower shall deliver or cause to be delivered, on demand, physical possession of the Servicing Records and all other files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of the Borrower or any third party acting for the Borrower and the Borrower shall deliver to the Lender such assignments as the Lender shall request. The Lender shall be entitled to specific performance of all agreements of the Borrower contained in this Loan Agreement.

                                   ARTICLE X

                               No Duty of Lender.

     Section 10.1 No Duty. The powers conferred on the Lender hereunder are
                  -------
solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its or their own gross negligence, bad faith or willful misconduct.

                                   ARTICLE XI

                                 Miscellaneous.

     Section 11.1  Waiver. No failure on the part of the Lender to exercise and
                   ------
no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     Section 11.2  Notices. Except as otherwise expressly permitted by this Loan
                   -------
Agreement, all notices, requests and other communications provided for herein and under the Custodial Agreement (including without limitation any modifications of, or waivers, requests or consents under, this Loan Agreement) shall be given or made in writing (including without limitation by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or thereof); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party provided, that a copy of all notices given under Section 7.1 shall simultaneously be delivered to Credit Department, Morgan Stanley Dean Witter, 1221 Avenue of the Americas, 35th Floor, Attention: Patrick Romaine. Except as otherwise provided in this Loan Agreement and except for notices given under Article II (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telex or telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

     Section 11.3  Indemnification and Expenses. The Borrower agrees to hold the
                   ----------------------------
Lender and its Affiliates and their officers, directors, employees, agents and advisors (each an "Indemnified Party") harmless from and indemnify any Indemnified Party against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against such Indemnified Party (collectively, the "Costs") relating to or arising out of this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, that, in each case, results from anything, other than any Indemnified Party's gross negligence, bad faith or willful misconduct. Without limiting the generality of the foregoing, the Borrower agrees to hold any Indemnified Party harmless from and indemnify such Indemnified Party against all Costs with respect to all Mortgage Loans relating to or arising, out of any violation or alleged violation of any environmental law, rule or regulation or any consumer credit laws, including without limitation, the Truth in Lending Act and/or the Real Estate Settlement Procedures Act, that, in each case, results from anything other than such Indemnified Party's gross negligence, bad faith or willful misconduct. In any suit, proceeding or action brought by an Indemnified Party in connection with any Mortgage Loan for any sum owing thereunder, or to enforce any provisions of any Mortgage Loan, the Borrower will save, indemnify and hold such Indemnified Party harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the

Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower. The Borrower also agrees to reimburse an Indemnified Party as and when billed by such Indemnified Party for all such Indemnified Party's costs and expenses incurred in connection with the enforcement or the preservation of such Indemnified Party's rights under this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, including, without limitation, the reasonable fees and disbursements of its counsel. The Borrower hereby acknowledges that, notwithstanding the fact that the Note is secured by the Collateral, the obligation of the Borrower under the Note is a recourse obligation of the Borrower.

                  The Borrower agrees to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred by the Lender in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Loan Agreement, the Note, any other Loan Document or any other documents prepared in connection herewith or therewith, including the New Century Guaranty. The Borrower agrees to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby including, without limitation, (i) all the reasonable and documented fees, disbursements and expenses of counsel to the Lender, (ii) all the due diligence, inspection, testing and review costs and expenses incurred by the Lender with respect to Collateral under this Loan Agreement, including, but not limited to, those costs and expenses incurred by the Lender pursuant to Sections 11.3, 11.14 and 11.15 hereof and (iii) except to the extent amounts in respect thereof have previously paid pursuant to Section 2.3, the costs of Broker Price Opinions in respect of Defaulted Mortgage Loans.

     Section 11.4 Amendments. Except as otherwise expressly provided in this
                  ----------
Loan Agreement, any provision of this Loan Agreement may be modified or supplemented only by an instrument in writing signed by the Borrower and the Lender and any provision of this Loan Agreement may be waived by the Lender.

     Section 11.5 Successors and Assigns. This Loan Agreement shall be binding
                  ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 11.6 Survival. The obligations of the Borrower under Sections 3.3
                  --------
and 11.3 hereof shall survive the repayment of the Loans and the termination of this Loan Agreement. In addition, each representation and warranty made or deemed to be made by a request for a borrowing, herein or pursuant hereto shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making, any Loan, any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

     Section 11.7 Captions. The table of contents and captions and section
                  --------
headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Loan Agreement.

     Section 11.8  Counterparts. This Loan Agreement may be executed in any
                   -------------
number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart.

     Section 11.9  Loan Agreement Constitutes Security Agreement: Governing Law.
                   -------------------------------------------------------------
This Loan Agreement shall be governed by New York law without reference to choice of law doctrine, and shall constitute a security agreement within the meaning of the Uniform Commercial Code.

     Section 11.10 Submission To Jurisdiction: Waivers. The Borrower hereby
                   ------------------------------------
irrevocably and unconditionally:


           1. SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LOAN AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION AND ENFORCEINIENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NONEXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

           2. CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

           3. AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED; AND

           4. AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

     Section 11.11 WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE LENDER
                   ---------------------
HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     Section 11.12 Acknowledgments. The Borrower hereby acknowledges that:
                   ----------------

            (a) it has been advised by counsel in the negotiation, execution and delivery of this Loan Agreement, the Note and the other Loan Documents;

            (b) the Lender has no fiduciary relationship to the Borrower, and the relationship between the Borrower and the Lender is solely that of debtor and creditor; and

            (c) no joint venture exists between the Lender and the Borrower.

     Section 11.13 Hypothecation or Pledge of Loans. The Lender shall have free
                   --------------------------------
and unrestricted use of all Collateral and nothing in this Loan Agreement shall preclude the Lender from engaging in repurchase transactions with the Collateral or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Collateral. Nothing contained in this Loan Agreement shall obligate the Lender to segregate any Collateral delivered to the Lender by the Borrower.

     Section 11.14  Servicing.
                    ----------

            (a) The Borrower covenants to maintain or cause the servicing of the Mortgage Loans to be maintained in conformity with accepted and prudent servicing practices in the industry for the same type of mortgage loans as the Mortgage Loans and in a manner at least equal in quality to the servicing the Borrower provides for mortgage loans which it owns. In the event that the preceding language is interpreted as constituting one or more servicing contracts, each such servicing contract shall terminate automatically upon the earliest of (i) an Event of Default, (ii) the date on which all the Secured Obligations have been paid in full or (iii) the transfer of servicing approved by the Lender in writing. The Lender hereby approves Ocwen Federal Bank FSB as the initial servicer (the "Initial Servicer") of the Mortgage Loans. If the
                           ----------------
Initial Servicer is terminated as servicer for any reason, New Century Mortgage Corporation, an Affiliate of the Borrower, shall be the successor servicer of the Mortgage Loans.

            (b) If the Mortgage Loans are serviced by the Borrower, (i) the Borrower agrees that the Lender is the collateral assignee of all servicing records, including, but not limited to, any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Mortgage Loans (the "Servicing Records"), and (ii)
                                                 -----------------
the Borrower grants the Lender a security interest in all servicing fees and rights relating to the Mortgage Loans and all Servicing Records to secure the obligation of the Borrower or its designee to service in conformity with this Section and any other obligation of the Borrower to the Lender. The Borrower covenants to safeguard such Servicing Records and to deliver them promptly to the Lender or its designee (including the Custodian) at the Lender's request.

            (c) If the Mortgage Loans are serviced by a third party servicer (such third party servicer, the "Third Party Servicer") the Borrower (i) shall
                                 --------------------
provide a copy of the servicing agreement to the Lender, which shall be in form and substance acceptable to the Lender (the "Servicing Agreement"), and (ii)
                                             -------------------
shall provide a Servicer Notice to the Third Party Servicer substantially in the form of Exhibit G hereto (a "Servicer Notice") and shall cause such Third Party
        ---------            ---------------
Servicer to acknowledge and agree to the same. Any successor or assignee of a Third Party

Servicer shall be approved in writing by the Lender and shall acknowledge and agree to a Servicer Notice prior to such successor's assumption of servicing obligations with respect to the Mortgage Loans.

             (d) If the Servicer of the Mortgage Loans is the Borrower or an Affiliate of the Borrower, the Borrower shall provide to the Lender a letter to the effect that upon the occurrence of an Event of Default, the Lender may terminate any Servicing Agreement and in any event transfer servicing to the Lender's designee, at no cost or expense to the Lender, it being agreed that the Borrower will pay any and all fees required to terminate the Servicing Agreement and to effectuate the transfer of servicing to the designee of the Lender.

             (e) After the Funding Date, until the pledge of any Mortgage Loan is relinquished by the Custodian, (i) the Borrower shall give prior written notice to the Lender of any proposed modification or alteration to the terms of any such Mortgage Loan and unless the Borrower shall have received the Lender's written approval of such modification or alteration within five (5) Business Days thereafter, in the event the Borrower nevertheless makes such modification or alteration to the terms of such Mortgage Loan thereafter, such Mortgage Loan shall thereupon have a Collateral Value equal to zero, and (ii) the Borrower will have no obligation or right to repossess such Mortgage Loan or substitute another Mortgage Loan, except as provided in the Custodial Agreement.

             (f) In the event the Borrower or its Affiliate is servicing the Mortgage Loans, the Borrower shall permit the Lender from time to time during business hours and upon prior reasonable notice (provided, that if a Default shall have occurred and be continuing, no such notice shall be required) to inspect the Borrower's or its Affiliate's servicing facilities, as the case may be, for the purpose of satisfying the Lender that the Borrower or its Affiliate, as the case may be, has the ability to service the Mortgage Loans as provided in this Loan Agreement.

     Section 11.15  Due Diligence Review.
                    ---------------------

             (a)    Mortgage Loans. The Borrower acknowledges that the Lender
                    --------------
has the right to perform continuing due diligence reviews with respect to the Mortgage Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder or otherwise, and the Borrower agrees that upon reasonable (but no less than one (1) Business Day's) prior notice to the Borrower or the Servicer, as the case may be, the Lender or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Mortgage Files and Servicing Records and any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession or under the control of the Borrower, the Servicer and/or the Custodian. The Borrower also shall make available to the Lender a knowledgeable financial or accounting, officer for the purpose of answering questions respecting the Mortgage Files and the Mortgage Loans. Without limiting the generality of the foregoing, the Borrower acknowledges that the Lender may make Loans to the Borrower based solely upon the information provided by the Borrower to the Lender in the Mortgage Loan Tape and the representations, warranties and covenants contained herein, and that the Lender, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Mortgage Loans securing such Loan, including without limitation ordering new credit reports and new appraisals on the related

Mortgaged Properties and otherwise re-generating the information used to originate such Mortgage Loan. The Lender may underwrite such Mortgage Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting. The Borrower agrees to cooperate with the Lender and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Lender and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession, or under the control, of the Borrower.

              (b)  Borrower. The Borrower acknowledges that the Lender has the
                   --------
right to perform quarterly due diligence reviews of the Borrower's operations, including, but not limited to, a review of (1) the financial condition of the Borrower, (2) loan origination and servicing guidelines, and (3) other corporate due diligence matters at the discretion of the Lender. In connection therewith, the Borrower agrees that upon reasonable (but no less than two (2) Business Day's) prior notice to the Borrower (provided, that if a Default has occurred and is continuing, no such notice shall be required), the Lender or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of all documents, records, agreements, instruments or information relating to the Borrower which are in possession or under the control of the Borrower, as the Lender may reasonably request. The Borrower shall also make available to the Lender a knowledgeable financial or accounting officer for the purpose of answering questions respecting the financial condition of the Borrower and make available to the Lender an officer of the Borrower for the purpose of answering questions respecting other corporate due diligence matters.

              (c)  Fees and Expenses of Due Diligence Review. The Borrower
                   ------------------------------------------
further agrees that the Borrower shall reimburse the Lender for any and all out-of-pocket costs and expenses incurred by the Lender in connection with the Lender's activities pursuant to this Section 11.15.

     Section 11.16 Set-Off. In addition to any rights and remedies of the Lender
                   --------
provided by this Loan Agreement and by law, the Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender or any Affiliate thereof to or for the credit or the account of the Borrower. The Lender agrees promptly to notify the Borrower after any such set-off and application made by the Lender; provided, that the failure to give such notice shall not affect the validity of such set-off and application.

     Section 11.17 Intent. The parties recognize that each Loan is a "securities
                   -------
contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

         IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered as of the day and year first above written.

                                  BORROWER
                                  --------

                                  NC CAPITAL CORPORATION

                                  By: /s/ Patrick Flanagan
                                      -----------------------
                                      Name:  PATRICK FLANAGAN
                                      Title: PRESIDENT

                                      Address for Notices:
                                      -------------------

                                      18400 Von Karman, Suite 10000
                                      Irvine, California 92612
                                      Attention: Sean Carter, Assistant Vice
                                      President and Corporate Counsel
                                      Telecopier No.:  (949) 440-7033
                                      Telephone No.:  (949) 862-7749

                                  LENDER
                                  ------

                                  MORGAN STANLEY DEAN WITTER
                                  MORTGAGE CAPITAL INC.

                                  By: /s/ Andrew B. Neuberger
                                      -----------------------

                                      Name:
                                      Title: Vice President

                                      Address for Notices:
                                      --------------------
                                      1585 Broadway
                                      New York, NY 10036
                                      Attention: Andy Neuberger
                                      Telecopier No.:  (212) 761-0093
                                      Telephone No.:  (212) 761-4242

         IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered as of the day and year first above written.

                                   BORROWER
                                   --------

                                   NC CAPITAL CORPORATION

                                   By: /s/ Patrick Flanagan
                                       --------------------
                                       Name:  PATRICK FLANAGAN
                                       Title: President

                                       Address for Notices:
                                       -------------------

                                       18400 Von Karman, Suite 10000
                                       Irvine, California 92612
                                       Attention: Sean Carter, Assistant Vice
                                       President and Corporate Counsel
                                       Telecopier No.:  (949) 440-7033
                                       Tephone No.:  (949) 862-7749

                                       LENDER
                                       ------

                                       MORGAN STANLEY DEAN WITTER
                                       MORTGAGE CAPITAL INC.

                                    By: /s/ Andrew B. Neuberger
                                        -----------------------
                                        Name:    Andrew B. Neuberger
                                        Title:   Vice President

                                        Address for Notices:
                                        --------------------

                                        1585 Broadway
                                        New York, NY 10036
                                        Attention: Andy Neuberger
                                        Telecopier No.:  (212) 761-0093
                                        Telephone No.:  (212) 761-4242

                                   Schedule 1

                REPRESENTATIONS AND WARRANTIES RE: MORTGAGE LOANS

Part I. Representations and Warranties with respect to each Eligible Residential Mortgage Loan

         As to each residential Mortgage Loan included in the Borrowing Base on a Funding Date (and the related Mortgage, Mortgage Note, Assignment of Mortgage and Mortgaged Property), the Borrower shall be deemed to make the following representations and warranties to the Lender as of such date and as of each date Collateral Value is determined (certain defined terms used herein and not otherwise defined in the Loan Agreement appearing, in Part III to this Schedule
1):

                (a) Mortgage Loans as Described.  The information set forth in
                    ---------------------------
the Mortgage Loan Schedule with respect to the Mortgage Loan is complete, true and correct in all material respects.

                (b) No Outstanding Charges. Other than delinquencies in payment
                    ----------------------
of principal or interest in respect of the 30+ Delinquent Mortgage Loans, 60+ Delinquent Mortgage Loans and Defaulted Mortgage Loans, there are no defaults in complying with the terms of the Mortgage securing the Mortgage Loan. All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Neither the Borrower nor the Qualified Originator from which the Borrower acquired the Mortgage Loan has advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the proceeds of the Mortgage Loan, whichever is earlier, to the day which precedes by one month the Due Date of the first installment of principal and interest thereunder.

                (c) Original Terms Unmodified. The terms of the Mortgage Note
                    -------------------------
and Mortgage have not been impaired, waived, altered or modified in any respect from the date of origination except by a written instrument which has been recorded, if necessary, to protect the interests of the Lender, and which has been delivered to the Custodian and the terms of which are reflected in the Mortgage Loan Schedule. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required, and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor in respect of the Mortgage Loan has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by such policy, and which assumption agreement is part of the Mortgage File delivered to the Custodian and the terms of which are reflected in the Mortgage Loan Schedule.

                (d) No Defenses. The Mortgage Loan is not subject to any right
                    -----------
of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right

                                      1-1
thereunder, render either the Mortgage Note or the Mortgage unenforceable. in whole or in part and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor in respect of the Mortgage Loan was a debtor in any state or Federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated. The Borrower has no knowledge nor has it received any notice that any Mortgagor in respect of the Mortgage Loan is a debtor in any state or federal bankruptcy or insolvency proceeding

                (e) No Retail Installment Contracts. The Mortgage Loan is not a
                    -------------------------------
retail installment contract for goods or services or a home improvement loan for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. Section 433.1.

                (f) No Implied Warranty. The Mortgagor on the Mortgage Loan does
                    -------------------
not have a claim or defense against the Borrower or any assignor or assignee of the Borrower under any express or implied warranty with respect to goods or services provided in connection with the Mortgage Loan.

                (g) Hazard Insurance. The Mortgaged Property is insured by a
                    ----------------
fire and extended perils insurance policy, issued by a Qualified Insurer, and such other hazards as are customary in the area where the Mortgaged Property is located, and to the extent required by the Borrower as of the date of origination consistent with the Underwriting Guidelines, against earthquake and other risks insured against by Persons owning like properties in the locality of the Mortgaged Property, in an amount not less than the greatest of (i) 100% of the replacement cost of all improvements to the Mortgaged Property, (ii) the outstanding principal balance of the Mortgage Loan or (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the Underwriting Guidelines. If any portion of the Mortgaged Property is in an area identified by any federal Governmental Authority as having special flood hazards, and flood insurance is available, a flood insurance policy meeting the current guidelines of the Federal Emergency Management Agency is in effect with a generally acceptable insurance carrier in an amount representing coverage not less than the least of
(1) the outstanding principal balance of the Mortgage Loan, (2) the full insurable value of the Mortgaged Property and (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended by the Flood Disaster Protection Act of 1974. All such insurance policies (collectively, the "Hazard Insurance Policy") contain a standard mortgagee clause naming the Borrower, its successors and assigns (including, without limitation, subsequent owners of the Mortgage Loan), as mortgagee, and may not be reduced, terminated or canceled without 30 days' prior written notice to the mortgagee. No such notice has been received by the Borrower. All accrued premiums on such insurance policy have been paid. The related Mortgage obligates the Mortgagor to maintain all such insurance and, at such Mortgagor's failure to do so, authorizes the mortgagee to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" Hazard Insurance Policy covering a condominium, or any Hazard Insurance policy covering the common facilities of a planned unit development. The Hazard Insurance Policy is the valid and binding obligation of the insurer and is in full force and effect. The Borrower has not engaged

                                      1-2
in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for therein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by the Borrower.

                (h) Compliance with Applicable Laws. Any and all requirements of
                    -------------------------------
any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Borrower shall maintain or shall cause its agent to maintain in its possession, available for the inspection of the Lender, and shall deliver to the Lender, upon demand, evidence of compliance with all such requirements.

                (i) No Satisfaction of Mortgage. The Mortgage has not been
                    ---------------------------
satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Borrower has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Borrower waived any default resulting from any action or inaction by the Mortgagor.

                (j) Location and Type of Mortgaged Property. The Mortgaged
                    ---------------------------------------
Property is fee simple property located in a state identified in the Mortgage Loan Schedule. The Mortgaged Property consists of a real property with a detached single family residence erected thereon, or a two-to four-family dwelling, or an individual residential condominium unit in a low-rise condominium project, or an individual unit in a planned unit development, a manufactured home; provided, however, that any condominium unit or planned unit development shall conform with the Underwriting Guidelines. In the case of any Mortgaged Properties that are manufactured homes (a "Manufactured Home Mortgage Loan"), (i) such Manufactured Home Mortgage Loan conforms with the applicable FNMA or FHLMC requirements regarding mortgage loans related to manufactured dwellings, (ii) the related manufactured dwelling is permanently affixed to the land, (iii) the related manufactured dwelling and the related land are subject to a Mortgage properly filed in an appropriate public recording office and naming the Borrower as mortgagee, (iv) the applicable laws of the jurisdiction in which the related Mortgaged Property is located will deem the manufactured dwelling located on such Mortgaged Property to be a part of the real property on which such dwelling is located and (v) such Manufactured Home Mortgage Loan is
(a) a qualified mortgage under section 860G(a)(3) of the Code and (y) secured by a manufactured housing treated as a single residence under Section 25(e)(10) of the Code. No portion of the Mortgaged Property is used for commercial purposes; provided, that Mortgaged Properties which contain a home office shall not be considered as being used for commercial purposes so long as the Mortgaged Property has not been altered for commercial purposes and is not storing any chemicals or raw materials other than those commonly used for homeowner repair, maintenance and/or household purposes.

                                      1-3

                (k) Valid Lien. The Mortgage is a valid, subsisting, enforceable
                    ----------
and perfected first or second lien on the real property included in the Mortgaged Property, including all buildings on the Mortgaged Property and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

          1. the lien of current real property taxes and assessments not yet due and payable;

          2. in the case of any Mortgage Loan with a second lien position, a first lien on such Mortgaged Property and subject, in all cases, to the exceptions to title set forth in the title insurance policy with respect to the related Mortgage Loan, which exceptions are generally acceptable to second mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such mortgage;

          3. covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (a) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (b) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

          4. other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first or second lien and first or second priority security interest on the property described therein and the Borrower has full right to pledge and assign the same to the Lender.

          (l)    Validity of Mortgage Documents. The Mortgage Note and the
                 ------------------------------
Mortgage and any other agreement executed and delivered by a Mortgagor or guarantor, if applicable, in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement, and the Mortgage Note, the Mortgage and any other such related agreement have been duly and properly executed by such related parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan. The Borrower

                                      1-4
has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein.

                 (m) Full Disbursement of Proceeds. The Mortgage Loan has been
                     -----------------------------
closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no further requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

                 (n) Ownership. The Borrower is the sole owner and holder of the
                     ---------
Mortgage Loan. The Mortgage Loan is not assigned or pledged, and the Borrower has good, indefeasible and marketable title thereto, and has full right to transfer, pledge and assign the Mortgage Loan to the Lender free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to assign, transfer and pledge each Mortgage Loan pursuant to this Loan Agreement and following the pledge of each Mortgage Loan, the Lender will hold such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest except any such security interest created pursuant to the terms of this Loan Agreement.

                 (o) Title Insurance. The Mortgage Loan is covered by an ALTA
                     ---------------
lender's title insurance policy or, with respect to the Mortgaged Properties located in California, a CLTA lender's title insurance policy, or other generally acceptable form of policy of insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Borrower, its successors and assigns as to the first or second priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment, subject only to the exceptions contained in clauses (1), (3) and (4) and, with respect to each Second Lien Mortgage Loan clause (2), of paragraph (k) of this Part I of this Schedule 1. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. The title policy does not contain any special exemptions (other than the standard exclusions) for zoning and uses and has been marked to delete the standard survey exception or to replace the standard survey exception with a specific survey reading. The Borrower, its successors and assigns, are the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect upon the consummation of the transactions contemplated by this Loan Agreement. No claims have been made under such lender's title insurance policy, and no prior holder or servicer of the Mortgage, including the Borrower, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by

                                      1-5
any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by the Borrower.

                 (p) No Defaults. There is no default, breach, violation or
                     -----------
event of acceleration existing under the Mortgage or the Mortgage Note and no event has occurred which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Borrower nor its predecessors have waived any default, breach, violation or event of acceleration.

                 (q) No Mechanics' Liens. There are no mechanics' or similar
                     -------------------
liens or claims which have been filed for work, labor or material (and no rights are outstanding that under applicable law could give rise to such liens) affecting the Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage.

                 (r) Location of Improvements: No Encroachments. All
                     ------------------------
improvements which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning and building, law, ordinance or regulation.

                 (s) Origination; Payment Terms. Either (a) the Mortgage Loan
                     --------------------------
was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority or (b) the following requirements have been met with respect to the Mortgage Loan: the Mortgage Loan meets the requirements set forth in clause (a), and (i) such Mortgage Loan was underwritten in accordance with standards established by the Borrower, using application forms and related credit documents approved by the Borrower, (ii) the Borrower approved each application and the related credit documents before a commitment by the correspondent was issued, and no such commitment was issued until the Borrower agreed to fund such Mortgage Loan, (iii) the closing documents for such Mortgage Loan were prepared on forms approved by the Borrower and (iv) such Mortgage Loan was actually funded by the Borrower and was purchased by the Borrower at closing or soon thereafter. No Mortgage Loan contains terms or provisions which would result in negative amortization . The Mortgage Interest Rate is adjusted, with respect to adjustable rate Mortgage Loans, on each Interest Rate Adjustment Date equal to the Index plus the Gross Margin (rounded up or down to the nearest 0.125%), subject to the Mortgage Interest Rate Cap. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, which installments of interest, with respect to adjustable rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than 30 years from the commencement of amortization.

                 (t) CLTV. The Mortgage Loan has a CLTV less than or equal to
                     ----
100%.

                                      1-6

                 (u)    Customary Provisions. The Mortgage Note has a stated
                        --------------------
maturity. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

                 (v)   Conformance with Underwriting Guidelines and Agency
                       ---------------------------------------------------
Standards. The Mortgage Loan was underwritten in accordance with the
---------
Underwriting Guidelines. The Mortgage Note and Mortgage are on forms similar to those used by FHLMC or FNMA and the Borrower has not made any representations to a Mortgagor that are inconsistent with the mortgage instruments used.

                 (w)   No Additional Collateral. The Mortgage Note is not and
                       ------------------------
has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (k) above.

                 (x)   Deeds of Trust. In the event the Mortgage constitutes a
                       --------------
deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Custodian or the Lender to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

                 (y)   Delivery of Mortgage Documents. The Mortgage Note, the
                       ------------------------------
Mortgage, the Assignment of Mortgage and any other documents required to be delivered under the Custodial Agreement for each Mortgage Loan have been delivered to the Custodian. The Borrower or its agent is in possession of a complete, true and accurate Mortgage File in compliance with the Custodial Agreement, except for such documents the originals of which have been delivered to the Custodian.

                 (z)   Transfer of Mortgage Loans. The Assignment of Mortgage is
                       --------------------------
in recordable form and is acceptable for recording, under the laws of the jurisdiction in which the Mortgaged Property is located.

                 (aa)  Due-On-Sale. The Mortgage contains an enforceable
                       -----------
provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

                 (bb)  No Buydown Provisions: No Graduated Payments or
                       -----------------------------------------------

Contingent Interests. The Mortgage Loan does not contain provisions pursuant to
--------------------
which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Borrower, the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the

                                      1-7

Mortgagor nor does it contain any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

                 (cc)  Consolidation of Future Advances. Any future advances
                       --------------------------------
made to the Mortgagor prior to the Funding Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first or second lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

                 (dd)  Mortgaged Property Undamaged. The Mortgaged Property is
                       ----------------------------
undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and each Mortgaged Property is in good repair. There have not been any condemnation proceedings with respect to the Mortgaged Property and the Borrower has no knowledge of any such proceedings.

                 (ee)  Collection Practices: Escrow Deposits; Interest Rate
                       ----------------------------------------------------
Adjustments. The origination and collection practices used by the originator,
-----------
each servicer of the Mortgage Loan and the Borrower with respect to the Mortgage Loan have been in all respects in compliance with Accepted Servicing Practices, applicable laws and regulations, and have been in all respects legal and proper. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of, or under the control of, the Borrower and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Borrower have been capitalized under the Mortgage or the Mortgage Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited.

                 (ff)  Conversion to Fixed Interest Rate. With respect to
                       ---------------------------------
adjustable rate Mortgage Loans, the Mortgage Loan is not convertible to a fixed interest rate Mortgage Loan.

                 (gg)  Other Insurance Policies. No action, inaction or event
                       ------------------------
has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable special hazard insurance policy, PMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Borrower or by any officer, director, or employee of the Borrower or any designee of the Borrower or any corporation in which the Borrower or any officer, director, or employee had a financial interest at the time of placement of such insurance.

                                      1-8

               (hh) Soldiers' and Sailors' Civil Relief Act. The Mortgagor has
                    ---------------------------------------
not notified the Borrower, and the Borrower has no knowledge, of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940.

               (ii) Appraisal. The Mortgage File contains an appraisal of the
                    ---------
related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the Borrower, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of FNMA or FHLMC and Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 as amended and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

               (jj) Disclosure Materials. The Mortgagor has executed a statement
                    --------------------
to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans, and the Borrower maintains such statement in the Mortgage File.

               (kk) Construction or Rehabilitation of Mortgaged Property. No
                    ----------------------------------------------------
Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property.

               (ll) No Defense to Insurance Coverage. No action has been taken
                    --------------------------------
or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the Funding Date (whether or not known to the Borrower on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any private mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence or fraud of the Borrower, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay.

               (mm) Capitalization of Interest. The Mortgage Note does not by
                    --------------------------
its terms provide for the capitalization or forbearance of interest.

               (nn) No Equity Participation. No document relating to the
                    -----------------------
Mortgage Loan provides for any contingent or additional interest in the form of participation in the cash flow of the Mortgaged Property or a sharing in the appreciation of the value of the Mortgaged Property. The indebtedness evidenced b the Mortgage Note is not convertible to an ownership interest in the Mortgaged Property or the Mortgagor and the Borrower has not financed nor does it own directly or indirectly, any equity of any form in the Mortgaged Property or the Mortgagor.

                                      1-9

               (oo) Proceeds of Mortgage Loan. The proceeds of the Mortgage Loan
                    -------------------------
have not been and shall not be used to satisfy, in whole or in part, any debt owed or owing by the Mortgagor to the Borrower or any Affiliate or correspondent of the Borrower.

               (pp) Withdrawn Mortgage Loans. If the Mortgage Loan has been
                    ------------------------
released to the Borrower pursuant to a Request for Release as permitted under
Section 5 of the Custodial Agreement, then the promissory note relating to the Mortgage Loan was returned to the Custodian within 15 days (or if such tenth day was not a Business Day, the next succeeding Business Day).

               (qq) Origination Date. If a Mortgage Loan is an Unseasoned
                    ----------------
Mortgage Loan, it has been originated within three months prior to the related Funding Date, and if a Mortgage Loan is a Defaulted Mortgaged Loan or a Seasoned Mortgage Loan, it has been originated within twelve (12) months prior to the related Funding Date.

               (rr) Qualified Originator. The Mortgage Loan has been originated
                    --------------------
by, and, if applicable. purchased by the Borrower from, a Qualified Originator.

               (ss) Mortgage Submitted for Recordation. If an Event of Default
                    ----------------------------------
under the Loan Agreement has occurred, the Mortgage either has been or will promptly be submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

               (tt) Riegle Act. None of the Mortgage Loans are classified as
                    ----------
"high cost" loans under the Home Ownership and Equity Protection Act of 1994.

               (uu) Second Lien Mortgages. The related first Lien on the
                    ---------------------
Mortgage Loan does not require a consent from the holder of the first Lien, or if such a consent is required, it has been obtained and is contained in the Mortgage File. The Borrower has not received notice of a default of the related first Lien which has not been cured.

               (vv) Section 32 Mortgage Loan. The Mortgage Loan is not a Section
                    ------------------------
32 Mortgage Loan.

Part II. Representations and Warranties with respect to all Eligible Residential Mortgage Loans

          As to all Mortgage Loans included in the Borrowing Base on a Funding Date (and the related Mortgages, Mortgage Notes, Assignments of Mortgage and Mortgaged Properties), the Borrower shall be deemed to make the following representations and warranties to the Lender as of such date and as of each date Collateral Value is determined (certain defined terms used herein and not otherwise defined in the Loan Agreement appearing in Part III to this Schedule
1):

               (a)  Payment Current. All payments required to be made up to the
                    ---------------
Funding Date for all Mortgage Loans (other than 30+ Delinquent Mortgage Loans, 60+ Delinquent Mortgage Loans and Defaulted Mortgage Loans) under the terms of the related Mortgage Note have been made and credited. No payment required under the Mortgage Loans (other than 30+ Delinquent Mortgage Loans, 60+ Delinquent Mortgage Loans and Delinquent Mortgage Loans) are delinquent nor have any payment under the Mortgage Loans been delinquent at any time

                                      1-10
since the origination of such Mortgage Loan. The first Monthly Payment shall be made with respect to the Mortgage Loan on its Due Date or within the grace period, all in accordance with the terms of the related Mortgage Note; provided, however, that any Mortgage Loan that defaulted on its first Monthly Payment is current on all subsequent Monthly Payments.

               (b)  Concentration Limit. As of a Funding Date:
                    -------------------

               1. the aggregate unpaid principal balance of the Second Lien Mortgage Loans shall not exceed $40,000,000;

               2. the aggregate unpaid principal balance of the 30+ Delinquent Mortgage Loans shall not exceed $15,000,000;

               3. the aggregate unpaid principal balance of the 60+ Delinquent Mortgage Loans shall not exceed $10,000,000;

               4. the aggregate unpaid principal balance of the Mortgage Loans that are secured by Mortgaged Properties consisting of Qualified Manufactured Housing shall not exceed $40,000,000;

               5. the aggregate unpaid principal balance of the Mortgage Loans that are secured by Mortgaged Properties consisting of condominiums shall not exceed $25,000,000;

               6. the aggregate unpaid principal balance of the Mortgage Loans that are secured by Mortgaged Properties which are non-owner occupied shall not exceed $25,000,000;

               7. the aggregate unpaid Principal Balance of the Sub-prime Mortgage Loans shall not exceed 18% of the outstanding principal balance of the Loan.

               8. the aggregate unpaid principal balance of the Defaulted Mortgage Loans shall not exceed $10,000,000.

               9. the aggregate unpaid principal balance of the Discretionary Mortgage Loans shall not exceed 10% of the aggregate outstanding principal balance of the Loans.

               (c)  Location of Mortgaged Properties. To the best of the
                    --------------------------------
Borrower's knowledge, no Mortgaged Property is located within a one-mile radius of any site listed in the National Priorities List as defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of hazardous waste sites which are known to contain any hazardous substance or hazardous waste.

               (d)  Bulk Transfer. The transfer, assignment and conveyance of
                    -------------
the Mortgage Notes and the Mortgages by the Borrower pursuant to this Loan Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

                                      1-11

                            Part III - Defined Terms

          In addition to terms defined elsewhere in the Loan Agreement, the following terms shall have the following meanings when used in this Schedule 1:

          "Accepted Servicing Practices" shall mean, with respect to any
           ----------------------------
Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loans in the jurisdiction where the related Mortgaged Property is located.

          "ALTA" means the American Land Title Association.
           ----

          "Appraised Value" shall mean the value set forth in an appraisal made
           ---------------
in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

          "Best's" means Best's Key Rating Guide, as the same shall be amended
           ------
from time to time.

          "Combined Loan-to-Value Ratio" or "CLTV" shall mean with respect to
           ----------------------------      ----
any Second Lien Mortgage Loan, the ratio (expressed as a percentage) of (a) the outstanding principal balance on the date of origination of the sum of (i) the mortgage loan constituting the first Lien plus (ii) the Second Lien Mortgage Loan to (b) the lesser of (i) the Appraised Value of the Mortgage property and
(ii) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

          "Due Date" means the day of the month on which the Monthly Payment is
           --------
due on a Mortgage Loan, exclusive of any days of grace.

          "Escrow Payments" means with respect to any Mortgage Loan, the amounts
           ---------------
constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

          "FHLMC" means the Federal Home Loan Mortgage Corporation, or any
           -----
successor thereto.

          "FNMA" means the Federal National Mortgage Association, or any
           ----
successor thereto.

          "Gross Margin" means with respect to each adjustable rate Mortgage
           ------------
Loan, the fixed percentage amount set forth in the related Mortgage Note.

          "Ground Lease" means a lease for all or any portion of the real
           ------------
property comprising the Mortgaged Property, the lessee's interest in which is held by the Mortgagor of the related Mortgage Loan.

          "Index" means with respect to each adjustable rate Mortgage Loan, the
           -----
index set forth in the related Mortgage Note for the purpose of calculating the interest rate thereon.

                                      1-12

          "Insurance Proceeds" means with respect to each Mortgage Loan,
           ------------------
proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

          "Interest Rate Adjustment Date" means with respect to each adjustable
           -----------------------------
rate Mortgage Loan, the date, specified in the related Mortgage Note and the Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.

          "Loan-to-Value Ratio" or "LTV" means with respect to any Mortgage
           -------------------      ---
Loan, the ratio of the original outstanding principal amount of the Mortgage Loan to the lesser of (a) the appraised Value of the Mortgaged Property at origination or (b) if the Mortgaged Property was purchased within 12 months of the origination of the Mortgage Loan, the purchase price of the Mortgaged Property.

          "Monthly Payment" means the scheduled monthly payment of principal and
           ---------------
interest on a Mortgage Loan as adjusted in accordance with changes in the Mortgage Interest Rate pursuant to the provisions of the Mortgage Note for an adjustable rate Mortgage Loan.

          "Mortgage Interest Rate" means the annual rate of interest home on a
           ----------------------
Mortgage Note, which shall be adjusted from time to time with respect to adjustable rate Mortgage Loans.

          "Mortgage Interest Rate Cap" means with respect to an adjustable rate
           --------------------------
Mortgage Loan, the limit on each Mortgage Interest Rate adjustment as set forth in the related Mortgage Note.

          "Mortgagee" means the Borrower or any subsequent holder of a Mortgage
           ---------
Loan.

          "Qualified Manufactured Housing" shall mean a manufactured home so
           ------------------------------
affixed to land upon which it sits that it is deemed a part of real property and treated as such for all municipal purposes in the jurisdiction in which such manufactured home is located.

          "Origination Date" shall mean, with respect to each Mortgage Loan, the
           ----------------
date of the Mortgage Note relating to such Mortgage Loan, unless such information is not provided by the Borrower with respect to such Mortgage Loan, in which case the Origination Date shall be deemed to be the date that is 40 days prior to the date of the first payment under the Mortgage Note relating to such Mortgage Loan.

          "PMI Policy" or "Primary Insurance Policy" means a policy of primary
           ----------      ------------------------
mortgage guaranty insurance issued by a Qualified Insurer.

          "Qualified Insurer" means an insurance company duly qualified as such
           -----------------
under the laws of the states in which the Mortgaged Property is located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, and approved as an insurer by FNMA and FHLMC and whose claims paying ability is rated in the two highest rating categories by any of the rating agencies with respect to primary mortgage insurance and in the two highest rating categories by Best's with respect to hazard and flood insurance.

          "Qualified Originator" means an originator of Mortgage Loans
           --------------------
reasonably acceptable to the Lender.

                                      1-13

          "Servicing File" means with respect to each Mortgage Loan, the file
           --------------
retained by the Borrower consisting of originals of all documents in the Mortgage File which are not delivered to a Custodian and copies of the Mortgage Loan Documents set forth in Section 2 of the Custodial Agreement.

          "Underwriting Guidelines" means the underwriting guidelines attached
           -----------------------
as Exhibit E hereto.
   ---------

                                      1-14

                                   Schedule 2

                        FILING JURISDICTIONS AND OFFICES

1.   California

                                      2-1

                                   Schedule 3

                                  SUBSIDIARIES

                                      3-1

                                    EXHIBIT A

                            [FORM OF PROMISSORY NOTE]

$_____________                                               __________ ___, 20_
                                                              New York, New York

         FOR VALUE RECEIVED, NC CAPITAL CORPORATION, a California corporation (the "Borrower"), hereby promises to pay to the order of MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC. (the "Lender"). at the principal office of the Lender at 1585 Broadway, New York, New York, 10036, in lawful money of the United States, and in immediately available funds, the principal sum of FOUR HUNDRED MILLION DOLLARS ($400,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Loan Agreement referred to below), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings specified in the Loan Agreement.

         Pursuant to and subject to the terms of the Loan Agreement, the Borrower may borrow, repay and reborrow funds until December 13, 2002 or such earlier date on which the Loan Agreement shall terminate in accordance with the provisions of the Loan Agreement or by operation of law (the "Termination
                                                              -----------
Date"). In all events, the Borrower shall repay the aggregate outstanding
----
principal amount of all Loans plus all accrued interest thereon on the Termination Date.

         Pursuant to the Loan Agreement, from time to time the Borrower will be required to pledge additional Collateral or to prepay Loans to cure a Borrowing Base Deficiency.

         The date, amount and interest rate of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Loans made by the Lender.

         This Note is the Note referred to in the Amended and Restated Master Loan and Security Agreement dated as of December 1, 2001 (as amended, supplemented or otherwise modified and in effect from time to time, the "Loan
                                                                         ----
Agreement") between the Borrower and the Lender, and evidences Loans made by the
---------
Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Loan Agreement.

         The Borrower agrees to pay all the Lender's costs of collection and enforcement (including reasonable attorneys' fees and disbursements of Lender's counsel) in respect of this

         Note when incurred, including, without limitation, reasonable attorneys' fees through appellate proceedings.

         Notwithstanding the pledge of the Collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Note are recourse obligations of the Borrower to which the Borrower pledges its full faith and credit.

         The Borrower, and any endorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender's remedies against the Borrower or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrower, even if the Borrower is not a party to such agreement; provided, however, that the Lender and the Borrower, by written agreement between them, may affect the liability of the Borrower.

         Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

         This Note shall be governed by and construed under the laws of the State of New York (without reference to choice of law doctrine) whose laws the Borrower expressly elects to apply to this Note. The Borrower agrees that any action or proceeding brought to enforce or arising out of this Note may, be commenced in the Supreme Court of the State of New York, Borough of Manhattan, or in the District Court of the United States for the Southern District of New York.

                                                 NC CAPITAL CORPORATION

                                                 By: ___________________________
                                                     Name:
                                                     Title:

                               SCHEDULE OF LOANS

         This Note evidences Loans made under the within-described Loan Agreement to the Borrower, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:

                   Principal Amount of                    Amount Paid or      Unpaid Principal       Notation
    Date Made             Loan            Interest Rate       Prepaid              Amount             Made by
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

                   Principal Amount of                      Amount Paid or      Unpaid Principal       Notation
    Date Made             Loan            Interest Rate         Prepaid              Amount             Made by
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                          [FORM OF CUSTODIAL AGREEMENT]

                                   EXHIBIT C-1

                    [FORM OF OPINION OF COUNSEL TO BORROWER]

                                     (date)

Morgan Stanley Dean Witter Mortgage Capital Inc.
1585 Broadway
New York, New York 10036

Dear Sirs and Mesdames:

         You have requested [our] [my] opinion, as counsel to [NAME OF BORROWER], a [________ corporation] (the "Borrower"), with respect to certain matters in connection with that certain Amended and Restated Master Loan and Security Agreement, dated ________, 200__ (the "Loan and Security Agreement"),
                                                ---------------------------
by and between the Borrower and Morgan Stanley Dean Witter Mortgage Capital Inc. (the "Lender"), being executed contemporaneously with a Promissory Note, dated
      ------
_________, 200__, from the Borrower to the Lender (the "Note"), an Amended and
                                                        ----
Restated Custodial Agreement, dated as of _______, 200__, (the "Custodial
                                                                ---------
Agreement"), by and among the Borrower, [NAME OF CUSTODIAN] (the "Custodian"),
---------                                                         ---------
and the Lender. Capitalized terms not otherwise defined herein have the meanings set forth in the Loan and Security Agreement.

         [We] [I] have examined the following documents:

                1. the Loan and Security Agreement;

                2. the Note;

                3. the Custodial Agreement;

                4. unfiled copies of the financing statements listed on Schedule
                                                                        --------
I  (collectively, the "Financing Statements") naming the Borrower as
-                      --------------------
Debtor and the Lender as Secured Party and describing the
Collateral (as defined in the Loan and Security Agreement) as to which security interests may be perfected by filing under the Uniform Commercial Code of the States listed on Schedule I (the "Filing Collateral"), which [we][I] understand
                                  -----------------
will be filed in the filing offices listed on Schedule I (the "Filing Offices");
                                                               --------------
                5. the reports listed on Schedule 2 as to UCC financing,
                                         ----------
statements  (collectively, the "UCC Search Report");
                                -----------------

                6. such other documents, records and papers as we have deemed necessary and relevant as a basis for this opinion.

                To the extent [we] [I] have deemed necessary and proper, [we] [I] have relied upon the representations and warranties of the Borrower contained in the Loan and Security Agreement. [We] [I] have assumed the authenticity of all documents submitted to [us][me] as originals, the

                                     C-1-1
genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to [us] [me] as originals.

            Based upon the foregoing, it is [our] [my] opinion that:

                  1. The Borrower is a [_______ corporation] duly organized, validly existing and in good standing under the laws of [state] and is qualified to transact business in, and is in good standing under, the laws of the [state].

                  2. The Borrower has the [corporate] power to engage in the transactions contemplated by the Loan and Security Agreement, the Note, and the Custodial Agreement and all requisite [corporate] power, authority and legal right to execute and deliver the Loan and Security Agreement, the Note, and the Custodial Agreement and observe the terms and conditions of such instruments. The Borrower has all requisite [corporate] power to borrow under the Loan and Security Agreement and to grant a security interest in the Collateral under the Loan and Security Agreement.

                  3. The execution, delivery and performance by the Borrower of the Loan and Security Agreement, the Note, and the Custodial Agreement, and the borrowings by the Borrower and the pledge of the Collateral under the Loan and Security Agreement have been duly authorized by all necessary [corporate] action on the part of the Borrower. Each of the Loan and Security Agreement, the Note and the Custodial Agreement have been executed and delivered by the Borrower and are legal, valid and binding agreements enforceable in accordance with their respective terms against the Borrower, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder or with the Lender's security interest in the Collateral.

                  4. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body is required on the part of the Borrower for the execution, delivery or performance by the Borrower of the Loan and Security Agreement, the Note and the Custodial Agreement or for the borrowings by the Borrower under the Loan and Security Agreement or the granting of a security interest to the Lender in the Collateral, under the Loan and Security Agreement.

                  5. The execution, delivery and performance by the Borrower of, and the consummation of the transactions contemplated by, the Loan and Security Agreement, the Note and the Custodial Agreement do not and will not (a) violate any provision of the Borrower's charter or by-laws, (b) violate any applicable law, rule or regulation, (c) violate any order, writ, injunction or decree of any court or governmental authority or agency or any arbitral award applicable to the Borrower of which I have knowledge (after due inquiry) or (d) result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which [we][I] have knowledge (after due inquiry) to which the Borrower is a party or by which it is bound or to which it is subject, or (except for the Liens created pursuant to the Loan

                                     C-1-2
and Security Agreement)result in the creation or imposition of any Lien upon any Property of the Borrower pursuant to the terms of any such agreement or instrument.

                  6. There is no action, suit, proceeding or investigation pending or, to the best of [our] [my] knowledge, threatened against the Borrower which, in [our] [my] judgment, either in any one instance or in the aggregate, would be reasonably likely to result in any material adverse change in the properties, business or financial condition, or prospects of the Borrower or in any material impairment of the right or ability of the Borrower to carry on its business substantially as now conducted or in any material liability on the part of the Borrower or which would draw into question the validity of the Loan and Security Agreement, the Note, the Custodial Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be reasonably likely to impair materially the ability of the Borrower to perform under the terms of the Loan and Security Agreement, the Note, the Custodial Agreement or the Mortgage Loans.

                  7. The Loan and Security Agreement is effective to create, in favor of the Lender, a valid security interest under the Uniform Commercial Code in all of the right, title and interest of the Borrower in, to and under the Collateral as collateral security for the payment of the Secured Obligations (as defined in the Loan and Security Agreement), except that (a) such security interests will continue in Collateral after its sale, exchange or other disposition only to the extent provided in Section 9-203 and Section 9-315 of the Uniform Commercial Code, and (b) the security interests in Collateral in which the Borrower acquires rights after the commencement of a case under the Bankruptcy Code in respect of the Borrower may be limited by Section 552 of the Bankruptcy Code.

                  8. When the Mortgage Notes are delivered to the Custodian, endorsed in blank by a duly authorized officer of the Borrower, the security interest referred to in paragraph 7 above in the Mortgage Notes will constitute a fully perfected first priority security interest in all right, title and interest of the Borrower therein, in the Mortgage Loan evidenced thereby and in the Borrower's interest in the related Mortgaged Property.

                  9. (a) Upon the filing of financing statements on Form UCC-1 naming the Lender as "Secured Party" and the Borrower as "Debtor", and describing the Collateral, in the jurisdictions and recording offices listed on
Schedule I attached hereto, the security interests referred to in paragraph 7
----------
above will constitute fully perfected security interests under the Uniform Commercial Code in all right, title and interest of the Borrower in, to and under such Collateral, which can be perfected by filing under the Uniform Commercial Code.

                  (b) The UCC Search Report sets forth the proper filing offices and the proper debtors necessary to identify those Persons who have on file in the jurisdictions listed on Schedule I financing statements covering the Filing Collateral as of the dates and times specified on Schedule 2. The UCC Search Report identifies no Person who has filed in any Filing Office a financing statement describing the Filing Collateral prior to the effective dates of the UCC Search Report.

                                     C-1-3

                  The Assignments of Mortgage are in recordable form, except for the insertion of the name of the assignee, and upon the name of the assignee being, inserted, are acceptable for recording under the laws of the state where each related Mortgaged Property is located.

                  The Borrower is not an "investment company", or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                                                     Very truly yours,

                                   EXHIBIT C-2

                    [FORM OF OPINION OF COUNSEL TO GUARANTOR]

                                     (date)

Morgan Stanley Dean Witter Mortgage Capital Inc.
1585 Broadway
New York, New York 100336

Dear Sirs and Mesdames:

         You have requested [our] [my] opinion, as counsel to [NAME OF GUARANTOR], a [_________ corporation] (the "Guarantor"), with respect to certain
                                            ---------
matters in connection with that certain Amended and Restated Guaranty, dated as
                                                             --------
of ______, 200__ (the "Guaranty"), by and between the Guarantor and Morgan Stanley Dean Witter Mortgage Capital Inc. (the "Lender.'), being executed
                                                ------
contemporaneously with an Amended and Restated Master Loan and Security Agreement, dated as of ________, 200__ (the "Loan and Security Agreement"), by
                                             --------------------------
and between the [NAME OF BORROWER] (the "Borrower") and the Lender and a
                                         -------
Promissory Note, dated _____, 200__, from the Borrower to the Lender (the "Note"). Capitalized terms not otherwise defined herein have the meanings set
 ----
forth in the Loan and Security Agreement.

         [We] [I] have examined the following documents:

                1. the Guaranty;

                2. the Loan and Security Agreement;

                3. the Note;

                4. such other documents, records and papers as we have deemed necessary and relevant as a basis for this opinion.

         To the extent [we] [I] have deemed necessary and proper, [we] [I] have relied upon the representations and warranties of the Borrower [and the Guarantor] contained in the Loan and Security Agreement [and the Guaranty, respectively]. [We] [I] have assumed the authenticity of all documents submitted to [us][me] as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to [us] [me] as copies.

         Based upon the foregoing, it is [our] [my] opinion that:

                1. The Guarantor is a [_______ corporation] duly organized, validly existing and in good standing under the laws of [state] and is qualified to transact business in, and is in good standing under, the laws of [state].

                                     C-2-1

                  2. The Guarantor has all requisite [corporate] power, authority and legal right to execute and deliver the Guaranty and observe the terms and conditions thereof

                  3. The execution, delivery and performance by the Guarantor of the Guaranty have been duly authorized by all necessary [corporate] action on the part of the Guarantor. The Guaranty has been executed and delivered by the Guarantor and is a legal, valid and binding obligation enforceable in accordance with its terms against the Guarantor, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder.

                  4. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body is required on the part of the Guarantor for the execution, delivery or performance by the Guarantor of the Guaranty.

                  5. The execution, delivery and performance by the Guarantor of, and the consummation of the transactions contemplated by the Guaranty does not and will not (a) violate any provision of the Guarantor's charter or by-laws, (b) violate any applicable law, rule or regulation applicable to the Guarantor, (c) violate any order, writ, injunction or decree of any court or governmental authority or agency or any arbitral award applicable to the Guarantor of which I have knowledge (after due inquiry) or (d) result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which [we][I] have knowledge (after due inquiry) to which the Guarantor is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any Lien upon any Property of the Guarantor pursuant to the terms of any such agreement or instrument.

                  6. There is no action, suit, proceeding or investigation pending or, to the best of [our] [my] knowledge, threatened, against the Guarantor which, in [our] [my] judgment, either in any one instance or in the aggregate, would be reasonably likely to result in any material adverse change in the properties, business or financial condition, or prospects of the Guarantor or in any material impairment of the right or ability of the Guarantor to carry on its business substantially as now conducted or in any material liability on the part of the Guarantor or which would draw into question the validity of the Guaranty or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be reasonably likely to impair materially the ability of the Guarantor to perform under the terms of the Guaranty.

                                   Very truly yours,

                                     C-2-2

                                    EXHIBIT D

                         [FORM OF REQUEST FOR BORROWING]

         Amended and Restated Master Loan and Security Agreement, dated as of December 1, 2001 (the "Loan and Security Agreement"), by and between the
                       --------------------------
Borrower and Morgan Stanley Dean Witter Mortgage Capital Inc. (the "Lender"),
                                                                    ------

Lender                         Morgan Stanley Dean Witter Mortgage Capital Inc.

Borrower:                      NC Capital Corporation

Requested Fund Date:           __________________________________

Transmission Date:             __________________________________

Transmission Time:

Mortgage
Loans to be Pledged            See Attached

UPB:                           $_________________________________

Requested Wire Amount          $_________________________________

Wire Instructions

Requested by:

NC CAPITAL CORPORATION

By: _______________________
     Name:
     Title:

                                                                    Attachment 1

           SCHEDULE OF ELIGIBLE MORTGAGE LOANS PROPOSED TO BE PLEDGED

                                                                    Attachment 2

                              OFFICER'S CERTIFICATE

       The undersigned hereby certifies to the Lender on behalf of the Borrower, as of the requested Funding, Date, that:

            (a) no Default or Event of Default has occurred and is continuing on the date hereof nor will occur after giving effect to such Loan as a result of such Loan;

            (b) each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents is true and correct in all material respects on and as of such date as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

            (c) the Borrower is in compliance with all governmental licenses and authorizations and is qualified to do business and in good standing in all required jurisdictions.

Responsible Officer Certification:

By: _________________________
Name:
Title:

                                   EXHIBIT E-1

                       [FORM OF BORROWER'S RELEASE LETTER]

                                                                          [Date]

Morgan Stanley Dean Witter Mortgage Capital Inc.
1585 Broadway
New York, New York 100036
Attention: Peter Woroniecki
Facsimile: (212) 537-1827

                  Re: Amended and Restated Master Loan and Security Agreement, dated as of December 1, 2001 (the "Loan and Security
                                                     -----------------
                  Agreement"), by and between NC Capital Corporation (the
                  ---------
                  "Borrower") and Morgan Stanley Dean Witter Mortgage Capital
                   --------
                  Inc. (the "Lender")
                  --------------------------------------------------------------

Ladies and Gentlemen:

         With respect to the mortgage loans described in the attached Schedule A (the "Mortgage Loans") (a) we hereby certify to you that the Mortgage Loans are
      --------------
not subject to a lien of any third party and (b) we hereby release all right, interest or claim of any kind with respect to such Mortgage Loans, such release to be effective automatically without further action by any party upon payment from Morgan Stanley Dean Witter Mortgage Capital Inc., of the amount of the Loan contemplated under the Loan and Security Agreement (calculated in accordance with the terms thereof) in accordance with the wiring instructions set forth in the Loan and Security Agreement.

                                                     Very truly yours,

                                                     NC CAPITAL CORPORATION

                                                     By: _______________________
                                                     Name:
                                                     Title:

                                   EXHIBIT E-2

                   [FORM OF WAREHOUSE LENDER'S RELEASE LETTER]

                                                                          [Date]

Morgan Stanley Dean Witter Mortgage Capital Inc.
1585 Broadway
New York, New York 10036
Attention: Peter Woroniecki
Facsimile: (212) 537-1827

            Re: Certain Mortgage Loans Identified on Schedule A hereto and owned by NC Capital Corporation
                 ---------------------------------------------------------------

         The undersigned hereby releases all right, interest, lien or claim of any kind with respect to the mortgage loan(s) described in the attached Schedule
                                                                        --------
A, such release to be effective automatically without any further action by any
-
party upon payment in one or more installments, in immediately available funds of $_____________, in accordance with the following wire instructions:

                                                     ---------------------------

                                                     ---------------------------

                                                     Very truly yours,

                                                     [WAREHOUSE LENDER]

                                                     By:________________________
                                                     Name:
                                                     Title:

                                    EXHIBIT F

                             UNDERWRITING GUIDELINES

                        [TO BE PROVIDED BY THE BORROWER]

                                    EXHIBIT G

                             FORM OF SERVICER NOTICE
                             -----------------------

                              ___________ ___, 200__


[SERVICER], as Servicer
[ADDRESS]
Attention: _____________

              Re: Amended and Restated Master Loan and Security Agreement, dated as of December 1, 2001 (the "Loan Agreement"), by and
                                                 --------------
              between NC Capital Corporation (the "Borrower") and Morgan Stanley
                                                   --------              -------
              Dean Witter Mortgage Capital Inc. (the "Lender")
              ------------------------------------------------

Ladies and Gentlemen:

         [SERVICER] (the "Servicer") is servicing certain mortgage loans for the Borrower pursuant to certain Servicing Agreements between the Servicer and the Borrower. Pursuant to the Loan Agreement between the Lender and the Borrower, the Servicer is hereby notified that the Borrower has granted a security interest to the Lender in certain mortgage loans which are serviced by Servicer.

         Upon receipt of a Notice of Event of Default from the Lender in which the Lender shall identify the mortgage loans which are then pledged to the Lender under the Loan Agreement (the "Pledged Mortgage Loans"), the Servicer
                                      ----------------------
shall segregate all amounts collected on account of such Pledged Mortgage Loans, hold them in trust for the sole and exclusive benefit of the Lender, and remit such collections in accordance with the Lender's written instructions. Following such Notice of Event of Default, the Servicer shall follow the instructions of the Lender with respect to the Pledged Mortgage Loans, and shall deliver to the Lender, any information with respect to the Pledged Mortgage Loans reasonably requested by the Lender.

         Notwithstanding any contrary information or direction which may be delivered to the Servicer by the Borrower, the Servicer may conclusively rely on any information, direction or notice of an Event of Default delivered by the Lender, and the Borrower shall indemnify and hold the Servicer harmless for any and all claims asserted against the Servicer for any actions taken in good faith by the Servicer in connection with the delivery of such information or Notice of Event of Default.

         No provision of this letter may be amended, countermanded or otherwise modified without the prior written consent of the Lender. The Lender is an intended third party beneficiary of this letter.

         Please acknowledge receipt and your agreement to the terms of this instruction letter by signing in the signature block below and forwarding an executed copy to the Lender promptly upon receipt. Any notices to the Lender should be delivered to the following, address: 1585

      Broadway, New York, New York 10036; Attention: Mr. Peter Woroniecki;
Telephone: (212) 537-1791, Facsimile: (212) 537-1827, with a copy to Mr. Greg Walker; Telephone: (212) 761-2144; Facsimile: (212) 761-0747.

                                                     Very truly yours,

                                                     NC CAPITAL CORPORATION

                                                     By:________________________
                                                          Name:
                                                          Title:


ACKNOWLEDGED AND AGREED TO:
---------------------------

___________________________
as Servicer

By: _______________________
   Title:
   Telephone:
   Facsimile:




                                      G-2